UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES

                   Investment Company Act file number 811-8352

                                   LKCM Funds
               (Exact name of registrant as specified in charter)



                       c/o Luther King Capital Management
                         301 Commerce Street, Suite 1600
                              Fort Worth, TX 76102
               (Address of principal executive offices) (Zip code)



                           Kirkpatrick & Lockhart LLP
                          1800 Massachusetts Avenue, NW
                              Washington, DC 20036
                     (Name and address of agent for service)



                                 1-800-688-LKCM
               Registrant's telephone number, including area code


Date of fiscal year end: December 31, 2003

Date of reporting period: December 31, 2003

ITEM 1. REPORT TO STOCKHOLDERS.

--------------------------------------------------------------------------------

                                      LKCM
                                      FUNDS

--------------------------------------------------------------------------------




                           LKCM SMALL CAP EQUITY FUND
                                LKCM EQUITY FUND
                               LKCM BALANCED FUND
                             LKCM FIXED INCOME FUND
                             LKCM INTERNATIONAL FUND


                                  Annual Report
                                December 31, 2003

DEAR FELLOW SHAREHOLDERS:

We are pleased to report the following performance information for the LKCM
Funds:

                                                                     FIVE YEAR        AVG.
                                                         ONE YEAR      AVERAGE      ANNUAL
                                                            TOTAL   ANNUALIZED       TOTAL
                                                           RETURN       RETURN      RETURN
                                 INCEPTION      NAV @       ENDED        ENDED       SINCE
FUNDS                                DATES   12/31/03    12/31/03*    12/31/03*    INCEPT.*
-----                           ----------   --------    ---------    ---------    --------
LKCM Equity Fund -
  Institutional Class               1/3/96     $12.24       23.38%        3.83%       8.87%
  S&P 500 Index                                             28.68%       (0.57)%      9.27%

LKCM Small Cap Equity Fund -
  Institutional Class              7/14/94     $19.54       34.71%       10.70%      13.57%
  Russell 2000 Index                                        47.25%        7.13%      10.55%

LKCM Small Cap Equity Fund -
  Adviser Class                     6/5/03     $19.51        N/A          N/A        21.66%#
  Russell 2000 Index                                         N/A          N/A        22.79%#

LKCM International Fund            12/30/97    $8.52        34.68%       (0.27)%      1.39%
  MSCI/EAFE Index**                                         39.17%        0.26%       3.35%

LKCM Balanced Fund                 12/30/97   $11.29        16.59%        2.71%       4.33%
  S&P 500 Index                                             28.68%       (0.57)%      3.77%
  Lehman Bond Index***                                       4.31%        6.65%       6.97%

LKCM Fixed Income Fund             12/30/97   $10.52         3.25%        5.77%       6.02%
  Lehman Bond Index***                                       4.31%        6.65%       6.97%

    *Past Performance does not guarantee future results. Performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

   **Morgan Stanley Capital International Europe, Australasia, Far East Index

  ***Lehman Brothers Intermediate Government/Credit Bond Index

    #Cumulative return

     Short term performance, in particular, is not a good indication of the fund's future performance, and an investment should not be made based solely on returns.


     2003 came in like a "bear" and out as a "bull" with the market generating its first positive returns since 1999! The year began with concerns over a pending war with Iraq, weak stock markets and the continued unwinding of the speculative bubble of the late 1990s. Although the economy was improving, spending and investment decisions were being deferred by both consumers and businesses due to the uncertainty of the upcoming conflict and fear of additional terrorist attacks.

     In retrospect, the war was very brief, although the "end game" continues to be more deadly and expensive than originally expected. As the war came to a close, the heightened uncertainty that gripped our Nation early in the year began to dwindle.

     This resulted in stronger individual and business confidence, higher corporate profits and an economy that exceeded the expectations of most forecasters and investors. The stock market began a strong advance in March, which continued throughout the rest of the year. Predictably, the market was led by smaller companies, unprofitable companies with low dollar price shares, and the companies that suffered the most during the bear market. Interest rates and inflation remained tame while the U.S. dollar continued to weaken. Productivity of existing workers has been very strong and businessmen continue to be cautious regarding expansion as many industries have excess capacity. As this excess capacity is worked off, labor markets will recover.

     In 2004, we expect the economy to remain strong and for Gross Domestic Product to exceed 4%. A typical business cycle looks to be in place. The consumer will be favorably impacted by the next phase of the tax cut which, in turn, will increase consumption and positively impact the economy, corporate profits, and corporate cash flow. We believe the excess operating capacity that has existed in many industries as a result of over-investing in the late 1990s will diminish. Strong corporate profits and cash flow should result in increased levels of capital spending, thus continuing the economic expansion into 2005.

     While our economic outlook is positive, we do have several areas of concern that will be monitored closely. These include significant terrorist attacks in the U.S., which could disrupt consumer confidence and business activity, spikes in the price of oil, which would act as a hidden tax increase, reacceleration of inflation, changes in monetary policy, further unexpected devaluation of the dollar, and significant moves to restrict global trade.

     Despite volatility during the year, interest rates on U.S. Government bonds ended the year close to where they began. The bond market took comfort from continued strong productivity gains and excess manufacturing capacity (referred to as the output gap), which kept downward pressure on prices. We expect both short and long-term interest rates to rise in 2004. The Federal Reserve is likely to raise short-term rates if the economy continues to improve as expected. The impact of the trade and budget deficits, coupled with an expanding economy and/or a weakening dollar, should put upward pressure on rates. In summary, we believe bond maturities should be kept relatively short.

     The stock market snapped back with authority in 2003. The leadership was primarily concentrated in companies that had declined sharply in the bear market and where there was a large short interest position. Shares of companies that were losing money and did not pay dividends outperformed shares of companies that were earning money and paid dividends. Low dollar priced stocks outperformed higher dollar priced stocks. In short, investors, or as some would say, speculators, bought the depressed part of the market as investors' desire to assume risk or volatility returned after three years of market decline. This type of leadership is not unusual during the first year following a bear market.

     The large amount of liquidity that has been injected into the U.S. economy via tax cuts, low interest rates, money supply growth, and U.S. Government spending, has finally found its way to the stock market. We expect this liquidity injection to continue well into 2004 and continue to be favorable for share prices. The economic backdrop is positive. Corporate profits and corporate cash flow generation are rising sharply and are expected to continue to rise during 2004. The quality of reported earnings is better relative to the 1990s, when aggressive or loose accounting practices were broadly used. It is difficult to determine the extent to which the favorable environment has already been priced into the market. Consequently, we believe investors should remain cautious, guarded, and refrain from getting carried away with the current enthusiasm exemplified by the sharp gains of the last nine months.

     A rise in interest rates, which we think is likely in 2004, could work against the stock market. Higher rates could make it difficult for price-earnings multiples to expand. Without the expansion of price-earnings multiples, the market will have to depend on rising earnings to drive share prices. Operating earnings should expand at a rate greater than 10% during 2004. Consequently, even if price-earnings multiples stay the same, the stock market should have a nice gain during the current year. Because the stock market is a leading economic indicator, earnings and interest rate outlook for 2005 will be very important to stock prices during the second half of the year.

     It is interesting to note that during the 1980s and 1990s, falling interest rates had a positive impact on stock prices as price-earnings multiples expanded. In fact, falling interest rates were responsible for approximately 40% of the stock market gain during that period. The remaining 60% was the result of growing corporate profits. Because we believe interest rates will rise, we do not anticipate any meaningful price-earnings multiple expansion in 2004.

     We do believe that in 2004, companies that are earning money and that pay dividends will perform better on a relative basis than they did in 2003. Dividends are an important part of historical investment returns and we expect dividends will be important in 2004. The current market dividend payout ratio is approximately 35%, while the historical payout ratio is near 50%. Consequently, we would not be surprised to see a large number of companies increase their dividends during 2004. This development is likely to be reinforced by the relatively low tax rate on dividends, which is currently as low as 15%.

     Presidential election activities should not materially impact the market. Historically, we have had good markets under both Democratic and Republican presidents. However, the market is sensitive to tax policy, which we believe will be a central theme both in the campaigns and in the market.

     We are optimistic in our outlook for the stock market. This said, we would not be surprised to see the market enter a period of consolidation after 2003's healthy advance. Rising corporate profits should more than offset higher interest rates and their expected dampening affect on price - earnings multiples. Investors should be primarily focused on shares of competitively advantaged companies that are prudently capitalized and can generate high levels of profitability and returns.

     The LKCM Equity Fund is managed to provide long-term capital appreciation and is primarily invested in common stocks of mid to large sized companies. The Fund focuses its investments in quality companies with above-average profitability and reasonable valuations. During 2003, the Fund returned 23.38% vs. the S&P 500's 28.68% return. As of December 31, 2003, the total net assets in the portfolio were $33.7 million with 96.6% of the net assets invested in common stocks and 3.4% in cash reserves, net of liabilities. 2003 was a record performance year, as it was one of the highest annual returns since the inception of the Fund in 1996. Our performance was impacted by our limited exposure to the bigger winners, the lower quality and lower market cap companies. In addition, our results were held back due to our positions in the Consumer Staples and Energy Sectors. The Fund remains positioned with a broadly diversified portfolio of quality companies.

     The LKCM Small Cap Fund is managed to maximize capital appreciation through investment primarily in the common stocks of smaller companies. The performance of the Fund's Institutional Class during 2003 was 34.71% vs. the Russell 2000's 47.25% return. The Fund's strategy focuses on investing in shares of reasonably valued niche companies with above average growth and return prospects. Stock selection and a focus on valuation remain an important component of our success. As of December 31, 2003, the total net assets of the Fund were $270.5 million with 95.6% of the net assets invested in common and preferred stocks and 4.4% in cash reserves, net of liabilities. 2003 was a record performance year, as it was the highest annual return since the inception of the Fund in 1994. Despite the fact that 2003 was a record year for absolute return, we did underperform the Russell 2000. The Index gained significantly from the dramatic rebound in the weakest companies; unproven businesses, unprofitable companies, and companies whose stock prices were punished most dramatically during the prior three-year bear market (i.e. low market caps and low stock prices). We invest in higher quality companies and, therefore, did not participate to the same degree as the Index. We chose to stay consistent with our investment strategy of focusing on competitively advantaged companies with proven businesses models, as we believe these companies present the best opportunities for outperformance in the future.

     The LKCM Balanced Fund emphasizes current income and long-term capital appreciation. In order to attain the desired reward/risk profile, the Fund invests in a blend of common stocks, convertible securities, government and corporate bonds and cash. We believe our diversified, total return approach proved successful during 2003 as the Fund returned 16.59% vs. the 28.68% return in the S&P 500 and the 4.31% return in the Lehman Intermediate Bond Index. As of December 31, 2003, total net assets were $8.8 million and the asset mix contained 69.6% common stocks, 3.7% convertible securities, 26.2% corporate bonds, and 0.5% in cash reserves, net of liabilities. The equity sector of the Fund contributed the majority of the Fund's returns for the year. Within the equity sector, energy and telecommunication stocks appreciated only modestly while investments in areas such as information technology and financial services contributed significantly to the Fund's returns. We feel the "total return" philosophy of controlling risk via a blend of asset classes remains an attractive investment strategy for long-term investors.

     The LKCM Fixed Income Fund's main objective is current income. The Fund's strategy is to invest in a combination of non-callable bonds for their offensive characteristics and callable bonds as defensive investments in order to create a high quality, low volatility, short-to-intermediate maturity portfolio. Our primary focus is to identify corporate bonds with strong credit profiles and attractive yields. The Fund had an average effective maturity at year-end of approximately four years and an average quality rating of single A. Relative to the comparable benchmark, the Fund had a higher percentage of its assets invested in corporate bonds and had a shorter average maturity. The Fund's shorter maturity and higher credit quality focus detracted from performance during 2003. A shorter maturity and higher quality focus should have the Fund well positioned for an economic recovery and subsequent rise in interest rates. For 2003, the Fund returned 3.25% vs. 4.31% for the Lehman Intermediate Bond Index. As of December 31, 2003, total net assets were $68.4 million and the asset mix was 84.1% in corporate bonds, 13.5% in U.S. Treasury Notes, and 2.4% in cash and cash equivalents, net of liabilities.

     The LKCM International Fund currently owns shares of the TT EAFE Fund and comments from TT International Investment Management follow this letter.

     At LKCM, our investment objective is to utilize our proprietary research capabilities to achieve superior returns over the market cycle in accordance with the specific objectives of each of the Funds. Our investment strategy is focused on our fundamental research effort combined with adequate diversification and a keen eye on valuation. As always, we focus on attractively valued, competitively advantaged companies with business models supporting high and/or rising returns on invested capital, strong and growing cash flows and solid balance sheets. This investment process is consistent in all of our Fund offerings and should keep us well positioned for the future. We appreciate the opportunity to exercise our investment talents on your behalf and the trust you have placed in LKCM by your investment in these Funds.

/s/ Luther King

J. Luther King, Jr., CFA
February 2, 2004

Please refer to the Schedule of Investments found on pages 19-28 and 50-52 of the report for more information on Fund holdings. Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell securities.

Please refer to the following performance pages for fund-specific risks.

                     TT INTERNATIONAL INVESTMENT MANAGEMENT

The LKCM International Fund is managed in a style that seeks a total return in excess of the total return of the Morgan Stanley Capital International Europe, Australasia and Far East Index.

FIRST QUARTER 2003
LKCM INTERNATIONAL FUND: -7.64%                MSCI EAFE: -8.13%

Markets - The build up to the war in Iraq dominated market sentiment and price action. Uncertainty over the timing of the conflict together with solvency fears in the insurance sector combined to send stock markets to new lows. They bounced back strongly in March once it became clear that military action was imminent.

Portfolio - Having been relatively cautious in the latter part of last year, we used market weakness in the pre-war period to increase the risk profile of the European portfolio on the premise that a quick and decisive conflict would lead to a sharp relief rally. We also increased our exposure to Japan in February ahead of the financial year-end book closing when public funds are traditionally used to prop up the market. However, we reduced Asia almost to nothing given the deteriorating geopolitical situation in North Korea and the SARS outbreak that threatened to have a material impact on regional growth rates.

Performance - The Fund ended marginally ahead of MSCI EAFE. Allocation to cash was significantly positive given sharp market falls and this accounted for the small positive relative return over the first quarter. European markets were particularly badly affected by the uncertainty in the first quarter and were responsible for most of the portfolio's fall. Europe also underperformed the benchmark because of disappointing stock selection (mainly in Financials, Energy and Materials). Japan and Asia suffered too, but relative to the broad index, these markets performed well. Our underweight position (despite increasing Japan over the first quarter) meant allocation returns in both regions were negative. Our early positioning in more economically sensitive sectors hurt performance in the first quarter's volatile markets but produced strong returns in the second quarter as markets bounced back.

SECOND QUARTER 2003
LKCM INTERNATIONAL FUND: +20.61%               MSCI EAFE: +19.57%
Markets - After the battering that equities endured in the first quarter, the second quarter provided some welcome relief. Markets rebounded following a short and decisive war in Iraq and continued to rally for much of the second quarter, buoyed by better economic data and greater policy stimulus, before consolidating at quarter-end. Bond market weakness in late June prompted fears that rising yields would choke off the economic recovery and the sell-off spread to equities.

Portfolio - Having raised the risk profile of the European portfolio in the first quarter, we maintained a more aggressive stance for most of the second quarter but started to reduce our weighting at quarter-end given that Europe had enjoyed the best of the rally and there were, in our view, better opportunities further east. We remained underweight Japan and Asia throughout the second quarter but began to increase our exposure (at the expense of Europe) at the end of

June. These markets tend to be highly cyclical and we believe will respond to improving U.S./China growth and global reflation.

Performance - The Fund ended a very strong quarter up more than 20% and over 1% ahead of MSCI EAFE. Having fallen furthest over the first quarter, markets in Europe saw the sharpest rises in the second quarter and were responsible for almost all the positive return. The portfolio's strong performance relative to the index was also chiefly attributable to Europe - stock selection (particularly in Financials) was the biggest positive factor. The Japanese market recovered impressively after a shaky start and small positives in allocation, stock selection and currency helped Japan produce a respectable relative return. Despite a strong run in the latter part of the second quarter, markets in Asia performed poorly in relative terms - our low weighting to the region was a further positive factor.

THIRD QUARTER 2003
LKCM INTERNATIONAL FUND: +5.88%                MSCI EAFE: +8.18%
Performance - Positive European returns were offset by Far East stock selection and currencies. Portfolio strategy in allocation terms was broadly correct - reducing Europe (worst relative performer) to underweight and building a position in Emerging Markets (strong relative performers) produced positive returns. Stock selection though, particularly Japan and Korea, was disappointing and accounted for much of the third quarter's underperformance. Currencies were also negative with a +/US$ hedge (now closed) costing ~0.5% in relative terms.

Markets - Markets edged higher following the second quarter's impressive gains before consolidating in September. Stronger data and better-than-expected company results underpinned equities during quiet summer trading until deteriorating newsflow, currency jitters and oil price rises prompted a sharp correction at quarter end. Strong data from the U.S. showed some signs of slowing down in September but elsewhere news remained mixed:

     o The dollar fell heavily (to US$1.17 vs. the Euro &(Y)111) following the G7 (the world's seven wealthiest countries) summit

     o Euroland Gross Domestic Product contracted in the second quarter but forward-looking surveys started to bounce back

     o Japanese industrial production fell though business sentiment (Tankan-quarterly survey) rose strongly

Japan powered ahead in the third quarter driven by improving U.S. data and further evidence of recovery in the domestic economy, Japan's stockmarket recorded its largest one-day drop in 2 years following heavy overnight falls in the U.S. and uncertainty over November's Diet elections. A sharp rebound at month-end helped regain some of this lost ground.

FOURTH QUARTER 2003
LKCM INTERNATIONAL FUND: +14.19%               MSCI EAFE: +17.11%

Performance - October saw strong absolute and relative returns driven by a high beta European portfolio. Emerging Markets were also up. Allocation to Korea and Taiwan added 0.3% and stock selection was positive. The rest of Asia, including Japan, ended in-line with the benchmark. But stock selection, largely in Japan, hurt the Fund's relative performance in November. However, Europe, where we were relatively underweight, did well against the index. A new +/CA$ hedge (since closed) cost a further 0.4% or so. December's disappointing relative return was due to stock selection. European financials were the biggest losers. Japan and Asia were flat while Emerging Markets were down relatively despite a positive allocation return.

Markets - Markets bounced back on strong data and rising company earnings in October. Signs that the U.S. labour market was finally picking up and a generally strong third quarter reporting season lifted equities following September's late sell-off. However, by November, strong data on the labour market, consumer confidence and business sentiment all failed to lift equities, which in Europe were held back by the strength of the Euro and the volume of new paper coming into the market. The prospect of a trade war and existing fears over the current account deficit sent the dollar to a new record low against the Euro of US$1.20. Following a quiet start to the month, more positive data, notably a very strong Philly Fed survey, and the eventual capture of Saddam Hussein, provided the catalyst for a year-end rally which saw many markets close at 52 week highs. The dollar, though, continued its slide on fears over the widening of the U.S. current account deficit, closing vs. the Euro at U.S.$1.26 and (Y)107.

The Fund posted a net return of 34.68% vs. 39.17% for MSCI EAFE during 2003. At December 31, 2003 the asset base of the Fund was U.S.$41.2m (U.S.$29.6m at June 30, 2003).



Past performance does not guarantee future results. Performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

PERFORMANCE:
--------------------------------------------------------------------------------

The following information illustrates the historical performance of LKCM Small Cap Equity Fund compared to the Fund's representative market indices. The LKCM Small Cap Equity Fund invests in smaller companies, which may involve additional risks such as limited liquidity and greater volatility.

Note: Past performance is not predictive of future performance. Your investment return and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. One can not invest in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURN
-----------------------------------------------------------
                    PAST      PAST     PAST       SINCE
                   1 YEAR   3 YEARS   5 YEARS  INCEPTION(1)
-----------------------------------------------------------
LKCM SMALL
  CAP EQUITY
  FUND -
  INSTITUTIONAL
  CLASS             34.71%    8.50%    10.70%     13.57%
-----------------------------------------------------------
Russell 2000
Index               47.25%    6.27%     7.13%     10.55%
-----------------------------------------------------------
Lipper Small-Cap
Core Fund
Index               40.90%    6.83%     9.39%     12.14%
-----------------------------------------------------------
(1) July 14, 1994

A Hypothetical $10,000 Investment in LKCM Small Cap Equity Fund -
Institutional Class
Line Chart:
                      LKCM Small Cap      Russell 2000          Lipper Small Cap
         Equity Fund - Institutional      Total Return                 Core Fund
                       Class $33,351     Index $25,843             Index $29,619
7/94                           10000             10000                     10000
12/94                          10500             10277                     10343
6/95                           12170             11642                     11874
12/95                          13839             13065                     13522
6/96                           16157             14437                     15418
12/96                          17392             15228                     16051
6/97                           19526             16777                     17746
12/97                          21404             18614                     19620
6/98                           22102             19595                     20750
12/98                          20064             18198                     18908
6/99                           22042             19880                     19953
12/99                          23440             22083                     22723
6/00                           24930             22757                     24666
12/00                          26105             21439                     24298
6/01                           27334             22898                     25899
12/01                          28064             21995                     26029
6/02                           29004             21036                     24618
12/02                          24758             17550                     21021
6/03                           27343             20686                     24034
12/03                          33351             25843                     29619

The Russell 2000 Index is an unmanaged index consisting of the 2,000 smallest of the 3,000 largest stocks. The average market capitalization was approximately $445 million.

The Lipper Small-Cap Core Fund Index is an unmanaged index consisting of 30 small-cap core funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of less than 250% of the dollar-weighted median market capitalization of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-Cap core funds have more latitude in the companies in which they invest. These funds will normally have an average price-to-earnings ratio, price-to-book ratio and three-year sales-per-share growth figure, compared to the S&P Small Cap 600 Index.

PERFORMANCE:
--------------------------------------------------------------------------------

The following information illustrates the historical performance of LKCM Equity Fund compared to the Fund's representative market indices.

Note: Past performance is not predictive of future performance. Your investment return and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. One can not invest in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURN
-------------------------------------------------------------
                    PAST       PAST     PAST       SINCE
                   1 YEAR    3 YEARS  5 YEARS   INCEPTION(1)
-------------------------------------------------------------
LKCM EQUITY
  FUND -
  INSTITUTIONAL
  CLASS             23.38%   (1.99)%    3.83%      8.87%
-------------------------------------------------------------
S&P 500 Index       28.68%   (4.05)%   (0.57)%     9.27%
-------------------------------------------------------------
Lipper Large-Cap
Core Fund Index     24.80%   (5.02)%   (1.08)%     8.08%
-------------------------------------------------------------
(1) January 3, 1996

A Hypothetical $10,000 Investment in LKCM Equity Fund - Institutional Class
Line Chart:
                     LKCM Equity                S&P             Lipper Large-Cap
            Fund - Institutional       Total Return                    Core Fund
                   Class $19,731      Index $20,309                Index $18,622
1/96                       10000              10000                        10000
                           10800              10924                        10904
12/96                      11700              12201                        11988
                           13491              14715                        13817
12/97                      14457              16272                        15137
                           16179              19154                        17256
12/98                      16352              20922                        17965
                           18522              23513                        19875
12/99                      20124              25324                        21695
                           20597              25217                        22567
12/00                      20957              23019                        20972
                           19612              21477                        19896
12/01                      18731              20283                        18714
                           17425              17594                        16603
12/02                      15992              15782                        14921
                           17340              17640                        16436
12/03                      19731              20309                        18622


The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The "500" is one of the most widely used benchmarks of U.S. equity performance.

The Lipper Large-Cap Core Fund Index is an unmanaged index consisting of 30 large-cap core funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio and three-year sales-per-share growth value, compared to the S&P 500 Index.

PERFORMANCE:
--------------------------------------------------------------------------------

The following information illustrates the historical performance of LKCM Balanced Fund compared to the Fund's representative market indices.

Note: Past performance is not predictive of future performance. Your investment return and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. One can not invest in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURN

------------------------------------------------------------
                    PAST       PAST     PAST       SINCE
                   1 YEAR    3 YEARS  5 YEARS   INCEPTION(1)
------------------------------------------------------------

LKCM
  BALANCED
  FUND              16.59%    1.03%     2.71%      4.33%
------------------------------------------------------------
Lehman
Bond Index(2)        4.31%    7.68%     6.65%      6.97%
------------------------------------------------------------
S&P 500 Index       28.68%   (4.05)%   (0.57)%     3.77%
------------------------------------------------------------
Lipper Balanced
Fund Index          19.94%    1.20%     2.95%      4.88%
------------------------------------------------------------
(1) December 30, 1997
(2) Lehman Brothers Intermediate Government/Credit Bond Index

A Hypothetical $10,000 Investment in LKCM Balanced Fund
Line Chart:
         LKCM Balanced       Lehman Bond    Lipper Balanced              S&P 500
           Fund $12,900    Index $14,988       Fund $13,310        Index $12,491
1/98              10000            10000              10000                10000
6/98              10694            10417              10955                11771
12/98             11283            10947              11508                12858
6/99              12206            10698              12218                14450
12/99             12809            10712              12541                15564
6/00              12685            11159              12759                15498
12/00             12510            11981              12841                14147
6/01              12381            12401              12626                13199
12/01             12569            13000              12426                12465
6/02              11751            13519              11675                10825
12/02             11065            14369              11098                 9706
6/03              11777            14980              12083                10843
12/03             12900            14988              13310                12491

The Lehman Brothers Intermediate Government/Credit Bond Index is an unmanaged market value weighted index measuring both the principal price changes of, and income provided by, the underlying universe of securities that comprise the index. Securities included in the index must meet the following criteria: fixed as opposed to variable rate;

remaining maturity of one to ten years; minimum outstanding par value of $150 million; rated investment grade or higher by Moody's Investors Service or equivalent; must be dollar denominated and non-convertible; and must be publicly issued.

The Lipper Balanced Fund Index is an unmanaged index consisting of 30 funds that, by portfolio practice, conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%.

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The "500" is one of the most widely used benchmarks of U.S. equity performance.

PERFORMANCE:
--------------------------------------------------------------------------------

The following information illustrates the historical performance of LKCM Fixed Income Fund compared to the Fund's representative market indices.

Note: Past performance is not predictive of future performance. Your investment return and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. One can not invest in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURN
-------------------------------------------------------------
                    PAST       PAST     PAST       SINCE
                   1 YEAR    3 YEARS  5 YEARS   INCEPTION(1)
-------------------------------------------------------------
LKCM
  FIXED INCOME
  FUND               3.25%    6.73%     5.77%      6.02%
-------------------------------------------------------------
Lehman
Bond Index(2)        4.31%    7.68%     6.65%      6.97%
-------------------------------------------------------------
Lipper Short
Intermediate
Investment-Grade
Debt Fund Index      3.85%    6.26%     5.72%      5.93%
-------------------------------------------------------------
(1) December 30, 1997
(2) Lehman Brothers Intermediate Government/Credit Bond Index

A Hypothetical $10,000 Investment in LKCM Fixed Income Fund
Line Chart:
                                                      Lipper Short Intermediate
                   LKCM Fixed          Lehman Bond        Investment-Grade Debt
          Income Fund $14,203        Index $14,988           Fund Index $14,137
1/98                    10000                10000                        10000
6/98                    10308                10417                        10377
12/98                   10727                10947                        10788
6/99                    10606                10698                        10635
12/99                   10690                10712                        10682
6/00                    11016                11159                        11034
12/00                   11679                11981                        11813
6/01                    12251                12401                        12237
12/01                   12925                13000                        12784
6/02                    13213                13519                        13104
12/02                   13756                14369                        13844
6/03                    14153                14980                        14108
12/03                   14203                14988                        14137


The Lehman Brothers Intermediate Government/Credit Bond Index is an unmanaged market value weighted index measuring both the principal price changes of, and income provided by, the underlying universe of securities that comprise the index. Securities included in the index must meet the following criteria: fixed as opposed to variable rate;

remaining maturity of one to ten years; minimum outstanding par value of $150 million; rated investment grade or higher by Moody's Investors Service or equivalent; must be dollar denominated and non-convertible; and must be publicly issued.

The Lipper Short Intermediate Investment-Grade Debt Fund Index is an unmanaged index consisting of 30 funds that, by portfolio practice, invest at least 65% of their assets in investment-grade debt issues (rated in the top four grades) with dollar weighted average maturities of one to five years.

PERFORMANCE:
--------------------------------------------------------------------------------

The following information illustrates the historical performance of LKCM International Fund compared to the Fund's representative market index. The LKCM International Fund invests in foreign securities which may involve greater volatility and political, economic and currency risks and differences in accounting methods.

Note: Past performance is not predictive of future performance. Your investment return and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. One can not invest in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURN

-------------------------------------------------------------
                    PAST       PAST     PAST       SINCE
                   1 YEAR    3 YEARS  5 YEARS   INCEPTION(1)
-------------------------------------------------------------
LKCM
  INTERNATIONAL
  FUND              34.68%   (8.18)%   (0.27)%     1.39%
-------------------------------------------------------------
EAFE Index(2)       39.17%   (2.57)%    0.26%      3.35%
-------------------------------------------------------------
Lipper International
Fund Index          36.00%   (1.86)%    2.13%      3.81%
-------------------------------------------------------------
(1) December 30, 1997
(2) Morgan Stanley Capital International Europe, Australasia, Far East Index


A Hypothetical $10,000 Investment in LKCM International Fund
Line Chart:
           LKCM International                EAFE         Lipper International
                 Fund $10,864       Index $12,189           Fund Index $12,520
1/98                    10000               10000                        10000
6/98                    10920               11608                        11581
12/98                   11010               12033                        11266
6/99                    11210               12527                        12043
12/99                   15712               15317                        15527
6/00                    15559               14712                        14889
12/00                   14035               13179                        13243
6/01                    11434               11281                        11583
12/01                    9942               10385                        10683
6/02                     9474               10241                        10739
12/02                    8067                8758                         9206
6/03                     8988                9620                        10052
12/03                   10864               12189                        12520


The Morgan Stanley Capital International Europe Australasia, Far East Index ("MSCI/EAFE") is an unmanaged index composed of 21 European and Pacific Basin countries. The MSCI/EAFE Index is the most recognized international index and is weighted by market capitalization.

The Lipper International Fund Index is an unmanaged index consisting of 30 funds that, by portfolio practice, invest their assets in securities whose primary trading markets are outside of the United States.

                           LKCM SMALL CAP EQUITY FUND
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2003

----------------------------------------------------------------------------------------
COMMON STOCKS - 95.60%                                           SHARES            VALUE
----------------------------------------------------------------------------------------
BANKS - 7.33%
  City Bank                                                      44,255      $ 1,438,287
  Cullen/Frost Bankers, Inc.                                    100,000        4,057,000
  Glacier Bancorp, Inc.                                          90,000        2,916,000
  Hibernia Corporation - Class A                                125,000        2,938,750
  Southwest Bancorporation
    of Texas, Inc.                                               85,000        3,302,250
  Texas Regional Bancshares,
    Inc. - Class A                                              140,000        5,180,000
                                                                             -----------
                                                                              19,832,287
                                                                             -----------

BASIC MATERIALS - 6.99%
  Anchor Glass Container
    Corporation                                                 128,000        2,048,000
  Boise Cascade Corporation                                     100,000        3,286,000
  Kronos Worldwide, Inc. #                                       25,000          555,000
  Louisiana-Pacific
    Corporation #                                               330,000        5,900,400
  NL Industries, Inc.                                            50,000          585,000
  Packaging Corp of America                                     145,000        3,169,700
  Pope & Talbot, Inc.                                           190,000        3,345,900
                                                                             -----------
                                                                              18,890,000
                                                                             -----------

CONSUMER DISCRETIONARY - 18.01%
  Arctic Cat Inc.                                               100,000        2,470,000
  Argosy Gaming Company #                                        85,000        2,209,150
  Emmis Communications
    Corporation - Class A #                                     150,000        4,057,500
  Gray Television, Inc.                                         214,600        3,244,752
  InterTAN, Inc. #                                              137,600        1,392,512
  Iron Mountain, Inc. #                                          60,000        2,372,400
  La Quinta Properties, Inc. -
    Paired # (2)                                                430,000        2,756,300
  Mobile Mini, Inc. #                                           210,000        4,141,200
  Multimedia Games, Inc. #                                       55,000        2,260,500
  Office Depot, Inc. #                                          125,000        2,088,750
  Peet's Coffee & Tea Inc. #                                    160,000        2,785,600
  Penn National Gaming, Inc. #                                   85,000        1,961,800
  Sirius Satellite Radio Inc. #                                 775,000        2,449,000
  Sylvan Learning Systems,
     Inc. #                                                     108,200        3,115,078
  Tractor Supply Company #                                      160,000        6,222,400
  Viad Corp                                                     124,000        3,100,000
  West Marine, Inc. #                                            75,200        2,091,312
                                                                             -----------
                                                                              48,718,254
                                                                             -----------

CONSUMER STAPLES - 7.72%
  Charming Shoppes, Inc. #                                      320,000        1,728,000
  Columbia Sportswear
    Company #                                                    47,900        2,610,550
  Cott Corporation # (1)                                        125,000        3,501,250
  Foot Locker, Inc.                                             100,000        2,345,000



----------------------------------------------------------------------------------------
COMMON STOCKS                                                    SHARES            VALUE
----------------------------------------------------------------------------------------
CONSUMER STAPLES - 7.72% (CONTINUED)
  Hain Celestial Group, Inc. #                                  159,000      $ 3,690,390
  Jos. A. Bank Clothiers, Inc. #                                 93,400        3,240,046
  United Natural Foods, Inc. #                                  105,000        3,770,550
                                                                             -----------
                                                                              20,885,786
                                                                             -----------

ENERGY - 8.18%
  Cabot Oil & Gas Corporation -
    Class A                                                     105,000        3,081,750
  Denbury Resources Inc. #                                      160,000        2,225,600
  Encore Acquisition
    Company #                                                   100,000        2,465,000
  Evergreen Resources, Inc. #                                   120,000        3,901,200
  Hanover Compressor
    Company #                                                   370,000        4,125,500
  St. Mary Land & Exploration
    Company                                                      80,000        2,280,000
  Tom Brown, Inc. #                                             125,000        4,031,250
                                                                             -----------
                                                                              22,110,300
                                                                             -----------

FINANCIAL SERVICES - 1.02%
  Triad Guaranty Inc. #                                          55,000        2,769,250
                                                                             -----------

HEALTH CARE - 8.61%
  Apogent Technologies Inc. #                                   120,000        2,764,800
  Bentley Pharmaceuticals, Inc. #                               154,000        2,048,200
  Cyberonics, Inc. #                                             80,000        2,560,800
  Henry Schein, Inc. #                                           50,000        3,379,000
  Hooper Holmes, Inc.                                           260,000        1,606,800
  Sybron Dental Specialties,
    Inc. #                                                      150,000        4,215,000
  Triad Hospitals, Inc. #                                       110,000        3,659,700
  Wright Medical Group, Inc. #                                  100,000        3,044,000
                                                                             -----------
                                                                              23,278,300
                                                                             -----------

INDUSTRIALS - 10.37%
  Albany International Corp. -
    Class A                                                     105,000        3,559,500
  Allied Waste Industries, Inc. #                               299,272        4,153,895
  Hughes Supply, Inc.                                            50,000        2,481,000
  Hydril Company #                                              100,000        2,393,000
  Lindsay Manufacturing
    Company                                                     225,000        5,681,250
  Reliance Steel & Aluminum
    Company                                                     131,250        4,358,813
  Waste Connections, Inc. #                                      85,000        3,210,450
  Watts Water Technologies, Inc. -
    Class A                                                     100,000        2,220,000
                                                                             -----------
                                                                              28,057,908
                                                                             -----------


                     See notes to the financial statements.

                                       19

                           LKCM SMALL CAP EQUITY FUND
                       SCHEDULE OF INVESTMENTS, CONTINUED
                                DECEMBER 31, 2003

----------------------------------------------------------------------------------------
COMMON STOCKS                                                    SHARES            VALUE
----------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUST - 2.26%
  American Financial Realty
    Trust                                                       170,000      $ 2,898,500
  FelCor Lodging Trust Inc.                                     290,000        3,213,200
                                                                             -----------
                                                                               6,111,700
                                                                             -----------

TECHNOLOGY - 14.20%
  Activision, Inc. #                                            187,500        3,412,500
  Arbitron Inc. #                                                55,000        2,294,600
  Brooks Automation, Inc. #                                     125,000        3,021,250
  Cognos, Inc. # (1)                                             50,000        1,531,000
  Cymer, Inc. #                                                  60,000        2,771,400
  Harris Corporation                                             80,000        3,036,000
  KEMET Corporation #                                           235,000        3,217,150
  Kopin Corporation #                                           280,000        1,878,800
  NETGEAR, Inc. #                                               175,000        2,798,250
  Pegasus Solutions Inc. #                                      100,000        1,047,000
  Perot Systems Corporation -
    Class A #                                                   150,000        2,022,000
  The Reynolds and Reynolds
    Company - Class A                                           110,000        3,195,500
  SERENA Software, Inc. #                                       160,000        2,936,000
  Tekelec #                                                     190,000        2,954,500
  Vishay Intertechnology, Inc. #                                100,000        2,290,000
                                                                             -----------
                                                                              38,405,950
                                                                             -----------

TELECOMMUNICATIONS - 1.82%
  Advanced Fibre Communications,
    Inc. #                                                      100,000        2,015,000
  Inet Technologies, Inc. #                                     140,000        1,680,000
  KVH Industries, Inc. #                                         45,000        1,236,150
                                                                             -----------
                                                                               4,931,150
                                                                             -----------

TRANSPORTATION - 9.09%
  EGL, Inc. #                                                   200,000        3,512,000
  J.B. Hunt Transport
    Services, Inc. #                                            106,000        2,863,060
  Kirby Corporation #                                           280,000        9,766,400
  Landstar System, Inc. #                                        98,000        3,727,920
  RailAmerica, Inc. #                                           190,500        2,247,900
  RailAmerica, Inc. # r
    (Acquired 2/19/1999,
    Cost $1,846,219)                                            209,500        2,472,100
                                                                             -----------
                                                                              24,589,380
                                                                             -----------
  TOTAL COMMON STOCKS
    (cost $169,611,038)                                                      258,580,265
                                                                             -----------


----------------------------------------------------------------------------------------
SHORT-TERM
INVESTMENTS - 4.57%                                              SHARES            VALUE
----------------------------------------------------------------------------------------
  MONEY MARKET FUNDS - 4.57%
  Federated Cash Trust Series II -
    Treasury Cash Series II                                   6,172,334      $ 6,172,334
  SEI Daily Income Trust
    Government Fund -
    Class B                                                   6,172,334        6,172,334
                                                                             -----------
TOTAL SHORT-TERM INVESTMENTS
  (cost $12,344,668)                                                          12,344,668
                                                                             -----------

TOTAL INVESTMENTS - 100.17%
  (cost $181,955,706)                                                        270,924,933
                                                                             -----------

Other Liabilities, less Assets - (0.17)%                                       (446,890)
                                                                             -----------
Total Net Assets - 100.00%                                                  $270,478,043
                                                                            ============


  #    -  Non-income producing security.
  (1)  -  Foreign security.
  (2) - Security represents equal ownership of LaQuinta Properties, Inc. - Class B and La Quinta Corp. common stock.
  r    -  Restricted Security. Purchased shares in a private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers.

                     See notes to the financial statements.

                                LKCM EQUITY FUND
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2003
----------------------------------------------------------------------------------------
COMMON STOCK - 96.61%                                            SHARES            VALUE
----------------------------------------------------------------------------------------
BANKS - 11.85%
  Bank of America Corporation                                    10,000       $  804,300
  The Bank of New York
    Company, Inc.                                                11,000          364,320
  Bank One Corporation                                            6,500          296,335
  Charter One Financial, Inc.                                    12,000          414,600
  Cullen/Frost Bankers, Inc.                                     17,000          689,690
  Hibernia Corporation - Class A                                 15,000          352,650
  Mellon Financial Corporation                                   12,000          385,320
  Northern Trust Corporation                                      6,000          278,520
  Wells Fargo Company                                             7,000          412,230
                                                                             -----------
                                                                               3,997,965
                                                                             -----------

BASIC MATERIALS - 3.96%
  E.I. du Pont de Nemours
    and Company                                                  10,000          458,900
  Temple-Inland Inc.                                             14,000          877,380
                                                                             -----------
                                                                               1,336,280
                                                                             -----------

CONSUMER DISCRETIONARY - 12.53%
  Clear Channel
    Communications, Inc.                                         24,000        1,123,920
  Gannett Company, Inc.                                           8,000          713,280
  Home Depot, Inc.                                               20,000          709,800
  Newell Rubbermaid Inc.                                         19,500          444,015
  Tiffany & Co.                                                  15,400          696,080
  Time Warner Inc. #                                             30,000          539,700
                                                                             -----------
                                                                               4,226,795
                                                                             -----------

CONSUMER STAPLES - 9.85%
  CVS Corporation                                                 8,000          288,960
  Kimberly-Clark Corporation                                     11,500          679,535
  Kohl's Corporation #                                            7,500          337,050
  Kraft Foods Inc. - Class A                                      9,000          289,980
  McCormick & Company,
    Incorporated (2)                                             12,600          379,260
  PepsiCo, Inc.                                                  15,000          699,300
  The Procter & Gamble Company                                    6,500          649,220
                                                                             -----------
                                                                               3,323,305
                                                                             -----------

ENERGY - 8.73%
  Anadarko Petroleum
    Corporation                                                  10,000          510,100
  BJ Services Company #                                           6,300          226,170
  Burlington Resources Inc.                                       6,500          359,970
  EOG Resources, Inc.                                             9,000          415,530
  Exxon Mobil Corporation                                        18,000          738,000
  Halliburton Company                                            13,000          338,000
  Noble Energy, Inc.                                              8,000          355,440
                                                                             -----------
                                                                               2,943,210
                                                                             -----------


----------------------------------------------------------------------------------------
COMMON STOCK                                                     SHARES            VALUE
----------------------------------------------------------------------------------------
FINANCIAL SERVICES - 7.17%
  American International
    Group, Inc.                                                   4,200       $  278,376
  Automatic Data Processing, Inc.                                10,000          396,100
  Citigroup, Inc.                                                 6,000          291,240
  First Data Corporation                                          9,000          369,810
  Morgan Stanley                                                  5,700          329,859
  Prudential Financial, Inc.                                     18,000          751,860
                                                                             -----------
                                                                               2,417,245
                                                                             -----------

HEALTH CARE - 7.15%
  Abbott Laboratories                                             8,000          372,800
  Merck & Company, Inc.                                          10,000          462,000
  Pfizer Inc.                                                    16,400          579,412
  Schering-Plough Corporation                                    20,000          347,800
  Teva Pharmaceutical
    Industries Ltd. - ADR (1)                                     4,000          226,840
  Wyeth                                                          10,000          424,500
                                                                             -----------
                                                                               2,413,352
                                                                             -----------

INDUSTRIALS - 13.22%
  Allied Waste Industries, Inc. #                                60,000          832,800
  General Electric Company                                       20,000          619,600
  Honeywell International Inc.                                   24,000          802,320
  Masco Corporation                                              18,000          493,380
  Raytheon Company - Class B                                     22,000          660,880
  Tyco International Ltd.(1)                                     15,000          397,500
  Waste Management, Inc.                                         22,000          651,200
                                                                             -----------
                                                                               4,457,680
                                                                             -----------

TECHNOLOGY - 20.14%
  BMC Software, Inc. #                                           25,000          466,250
  Cisco Systems, Inc. #                                          35,000          850,150
  Dell Inc. #                                                    25,700          872,772
  EMC Corporation #                                              30,000          387,600
  Intel Corporation                                              27,000          869,400
  International Business
    Machines Corporation                                          5,000          463,400
  Microsoft Corporation                                          20,000          550,800
  Motorola, Inc.                                                 34,000          478,380
  Oracle Corporation #                                           45,000          594,000
  Sun Microsystems, Inc. #                                       35,000          157,150
  Texas Instruments Incorporated                                 30,000          881,400
  VERITAS Software
    Corporation #                                                 6,000          222,960
                                                                             -----------
                                                                               6,794,262
                                                                             -----------



                     See notes to the financial statements.

                                       21

                                LKCM EQUITY FUND
                       SCHEDULE OF INVESTMENTS, CONTINUED
                                DECEMBER 31, 2003

----------------------------------------------------------------------------------------
COMMON STOCK                                                     SHARES            VALUE
----------------------------------------------------------------------------------------
TELECOMMUNICATIONS - 2.01%
  ALLTEL Corporation                                              7,000       $  326,060
  Verizon Communications Inc.                                    10,000          350,800
                                                                             -----------
                                                                                 676,860
                                                                             -----------

TOTAL COMMON STOCKS
  (cost $26,726,582)                                                          32,586,954
                                                                             -----------

----------------------------------------------------------------------------------------
SHORT-TERM
INVESTMENTS - 4.22%                                              SHARES            VALUE
----------------------------------------------------------------------------------------
MONEY MARKET FUNDS - 4.22%
  Federated Cash Trust Series II -
    Treasury Cash Series II                                     710,975          710,975
  SEI Daily Income Trust
    Government Fund - Class B                                   710,975          710,975
                                                                             -----------

TOTAL SHORT-TERM INVESTMENTS
  (cost $1,421,950)                                                            1,421,950
                                                                             -----------

TOTAL INVESTMENTS - 100.83%
  (cost $28,148,532)                                                          34,008,904
                                                                             -----------

Liabilities, less Other Assets - (0.83)%                                       (279,731)
                                                                             -----------
Total Net Assets - 100.00%                                                   $33,729,173
                                                                             ===========

  #    -  Non-income producing security.
  (1)  -  Foreign security.
  (2)  -  Non-voting shares.
 ADR   -  American Depository Receipts.



                     See notes to the financial statements.

                               LKCM BALANCED FUND
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2003
----------------------------------------------------------------------------------------
COMMON STOCKS - 69.58%                                           SHARES            VALUE
----------------------------------------------------------------------------------------
BANKS - 7.66%
  The Bank of New York
    Company, Inc.                                                 4,000       $  132,480
  Charter One Financial, Inc.                                     4,000          138,200
  Cullen/Frost Bankers, Inc.                                      3,500          141,995
  Mellon Financial Corporation                                    3,440          110,458
  Wells Fargo Company                                             2,500          147,225
                                                                             -----------
                                                                                 670,358
                                                                             -----------

BASIC MATERIALS - 4.04%
  Boise Cascade Corporation                                       3,600          118,296
  E.I. du Pont de Nemours
    and Company                                                   2,400          110,136
  Temple-Inland Inc.                                              2,000          125,340
                                                                             -----------
                                                                                 353,772
                                                                             -----------

CONSUMER DISCRETIONARY - 7.03%
  Clear Channel
    Communications, Inc.                                          2,900          135,807
  Harte-Hanks, Inc.                                               4,500           97,875
  Home Depot, Inc.                                                3,400          120,666
  Viacom, Inc. - Class B                                          2,887          128,125
  Wal-Mart Stores, Inc.                                           2,500          132,625
                                                                             -----------
                                                                                 615,098
                                                                             -----------

CONSUMER STAPLES - 8.81%
  Altria Group, Inc.                                              1,600           87,072
  The Coca-Cola Company                                           2,300          116,725
  Colgate-Palmolive Company                                       2,300          115,115
  Kimberly-Clark Corporation                                      2,100          124,089
  Kohl's Corporation #                                            2,300          103,362
  Kraft Foods Inc. - Class A                                      3,500          112,770
  PepsiCo, Inc.                                                   2,400          111,888
                                                                             -----------
                                                                                 771,021
                                                                             -----------

ENERGY - 7.35%
  Anadarko Petroleum Corporation                                  2,500          127,525
  EOG Resources, Inc.                                             2,000           92,340
  Exxon Mobil Corporation                                         4,000          164,000
  Schlumberger Limited(1)                                         2,450          134,064
  Unocal Corporation                                              3,400          125,222
                                                                             -----------
                                                                                 643,151
                                                                             -----------

FINANCIAL SERVICES - 4.73%
  American International
    Group, Inc.                                                   1,852          122,751
  Automatic Data Processing, Inc.                                 3,000          118,830
  Citigroup, Inc.                                                 2,066          100,284
  H&R Block, Inc.                                                 1,300           71,981
                                                                             -----------
                                                                                 413,846
                                                                             -----------

----------------------------------------------------------------------------------------
COMMON STOCKS                                                    SHARES            VALUE
----------------------------------------------------------------------------------------
HEALTH CARE - 9.23%

  Alcon, Inc. (1)                                                 2,400       $  145,296
  Medtronic, Inc.                                                 2,300          111,803
  Pfizer Inc.                                                     4,000          141,320
  Schering-Plough Corporation                                     3,500           60,865
  Teva Pharmaceutical
    Industries Ltd. - ADR (1)                                     2,000          113,420
  Triad Hospitals, Inc. #                                         3,500          116,445
  Wyeth                                                           2,800          118,860
                                                                             -----------
                                                                                 808,009
                                                                             -----------

INDUSTRIALS - 5.84%
  Allied Waste Industries, Inc. #                                10,000          138,800
  General Dynamics Corporation                                    1,000           90,390
  General Electric Company                                        4,800          148,704
  Waste Management, Inc.                                          4,500          133,200
                                                                             -----------
                                                                                 511,094
                                                                             -----------

TECHNOLOGY - 12.48%
  Cisco Systems, Inc. #                                           4,700          114,163
  Dell Inc. #                                                     2,900           98,484
  First Data Corporation                                          2,600          106,834
  Harris Corporation                                              2,800          106,260
  International Business
    Machines Corporation                                          1,000           92,680
  Intel Corporation                                               2,900           93,380
  Microsoft Corporation                                           4,800          132,192
  Motorola, Inc.                                                  4,500           63,315
  Oracle Corporation #                                            6,640           87,648
  SunGard Data Systems Inc. #                                     3,000           83,130
  Texas Instruments Incorporated                                  3,900          114,582
                                                                             -----------
                                                                               1,092,668
                                                                             -----------

TELECOMMUNICATIONS - 2.41%
  ALLTEL Corporation                                              2,200          102,476
  Verizon Communications Inc.                                     3,100          108,748
                                                                             -----------
                                                                                 211,224
                                                                             -----------

TOTAL COMMON STOCKS
  (cost $5,614,121)                                                            6,090,241
                                                                             -----------



                     See notes to the financial statements.

                                       23

                               LKCM BALANCED FUND
                       SCHEDULE OF INVESTMENTS, CONTINUED
                                DECEMBER 31, 2003

----------------------------------------------------------------------------------------
CORPORATE
BONDS - 26.17%                                                PRINCIPAL            VALUE
----------------------------------------------------------------------------------------
BANKS - 2.21%
  Bancwest Corporation,
    8.30%, 1/15/2011                                           $ 75,000       $   90,413
  The Bank of New York
    Company, Inc.,
    3.90%, 9/1/2007                                             100,000          102,808
                                                                             -----------
                                                                                 193,221
                                                                             -----------

BASIC MATERIALS - 1.23%
  Weyerhaeuser Company,
    5.95%, 11/1/2008                                            100,000          107,601
                                                                             -----------

CONSUMER DISCRETIONARY - 4.09%
  CBS Corporation,
    7.15%, 5/20/2005                                            100,000          107,194
  J.C. Penney Company, Inc.,
    6.50%, 12/15/2007                                            60,000           63,975
  Target Corporation,
    7.50%, 2/15/2005                                            100,000          106,291
  Wal-Mart Stores, Inc.,
    5.45%, 8/1/2006                                              75,000           80,794
                                                                             -----------
                                                                                 358,254
                                                                             -----------

ENERGY - 3.68%
  Anadarko Petroleum Corporation,
    3.25%, 5/1/2008                                             100,000           98,295
  Burlington Resources Finance
    Company (1),
    6.68%, 2/15/2011                                            100,000          112,550
  EOG Resources, Inc.,
    6.50%, 12/1/2007                                            100,000          110,793
                                                                             -----------
                                                                                 321,638
                                                                             -----------

FINANCIAL SERVICES - 9.09%
  American General Corporation,
    6.75%, 6/15/2005                                            100,000          107,217
  Block Financial Corporation,
    6.75%, 11/1/2004                                            152,000          158,371
  Citicorp,
    6.75%, 8/15/2005                                            100,000          107,911
  Lehman Brothers
    Holdings, Inc.,
    8.25%, 6/15/2007                                            100,000          116,651
  Morgan Stanley,
    6.875%, 3/1/2007                                            100,000          112,608
  Pitney Bowes Credit
    Corporation,
    5.75%, 8/15/2008                                            100,000          109,378



----------------------------------------------------------------------------------------
CORPORATE
BONDS                                                         PRINCIPAL            VALUE
----------------------------------------------------------------------------------------
FINANCIAL SERVICES - 10.30% (CONTINUED)
  Prudential Funding LLC r,
    6.60%, 5/15/2008
    (Acquired 8/7/2003,
    Cost $83,023)                                              $ 75,000       $   83,569
                                                                             -----------
                                                                                 795,705
                                                                             -----------

TECHNOLOGY - 4.10%
  First Data Corporation,
    4.70%, 11/1/2006                                            100,000          105,514
  Harris Corporation,
    6.35%, 2/1/2028                                             110,000          117,579
  Motorola, Inc.,
    6.75%, 2/1/2006                                             100,000          107,791
  Oracle Corporation,
    6.91%, 2/15/2007                                             25,000           27,812
                                                                             -----------
                                                                                 358,696
                                                                             -----------

TELECOMMUNICATIONS - 0.61%
  Chesapeake & Potomac
    Telephone Company,
    6.125%, 7/15/2005                                            50,000           53,287
                                                                             -----------

UTILITY - 1.16%
  FPL Group Capital Inc.,
    3.25%, 4/11/2006                                            100,000          101,813
                                                                             -----------

TOTAL CORPORATE BONDS
  (cost $2,168,192)                                                            2,290,215
                                                                             -----------


----------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED
STOCKS - 3.72%                                                   SHARES            VALUE
----------------------------------------------------------------------------------------
CONSUMER STAPLES - 0.77%
  Tribune Company, Convertible,
    2.00%, 5/15/2029                                                830           67,437
                                                                             -----------

FINANCIAL SERVICES - 1.71%
  Prudential Financial, Inc., 6.75%                               2,300          150,075
                                                                             -----------

INDUSTRIALS - 1.24%
  Raytheon Co., 8.25%                                             2,000          108,560
                                                                             -----------

TOTAL CONVERTIBLE PREFERRED STOCKS
  (cost $326,871)                                                                326,072
                                                                             -----------



                     See notes to the financial statements.

                                       24

                               LKCM BALANCED FUND
                       SCHEDULE OF INVESTMENTS, CONTINUED
                                DECEMBER 31, 2003

----------------------------------------------------------------------------------------
SHORT-TERM
INVESTMENTS - 0.15%                                              SHARES            VALUE
----------------------------------------------------------------------------------------
MONEY MARKET FUNDS - 0.15%
  Federated Cash Trust Series II -
    Treasury Cash Series II                                       6,583      $     6,583
  SEI Daily Income Trust
    Government Fund - Class B                                     6,583            6,583
                                                                             -----------

TOTAL SHORT-TERM INVESTMENTS
  (cost $13,166)                                                                  13,166
                                                                             -----------

TOTAL INVESTMENTS - 99.62%
  (cost $8,122,350)                                                            8,719,694

Other Assets, less Liabilities - 0.38%                                            33,072
                                                                             -----------
Total Net Assets - 100.00%                                                   $ 8,752,766
                                                                             ===========


  #    -  Non-income producing security.
  (1)  -  Foreign security.
 ADR   -  American Depository Receipts.
  r Restricted Security. Purchased shares in a private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers.

                     See notes to the financial statements.


                             LKCM FIXED INCOME FUND
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2003
----------------------------------------------------------------------------------------
CORPORATE
BONDS - 82.47%                                                PRINCIPAL            VALUE
----------------------------------------------------------------------------------------
BANKS - 6.32%
  Bancwest Corporation,
    8.30%, 1/15/2011                                          $ 750,000       $  904,127
  The Bank of New York
    Company, Inc.,
    5.20%, 7/1/2007                                           1,000,000        1,072,154
  Nationsbank Corporation:
    6.875%, 2/15/2005                                         1,000,000        1,055,263
    6.375%, 2/15/2008                                           350,000          388,140
  SunTrust Banks, Inc.,
    6.25%, 6/1/2008                                             811,000          900,761
                                                                             -----------
                                                                               4,320,445
                                                                             -----------

BASIC MATERIALS - 5.90%
  Alcoa Inc.:
    5.875%, 6/1/2006                                          1,114,000        1,204,412
    4.25%, 8/15/2007                                            750,000          780,482
  Packaging Corp of America,
    5.75%, 8/1/2013                                           1,000,000        1,012,050
  Weyerhaeuser Company,
    5.95%, 11/1/2008                                            965,000        1,038,353
                                                                             -----------
                                                                               4,035,297
                                                                             -----------

CONSUMER DISCRETIONARY - 12.45%
  CBS Corporation,
    7.15%, 5/20/2005                                          1,045,000        1,120,174
  Clear Channel
    Communications, Inc.:
    4.625%, 1/15/2008                                           725,000          748,626
    4.25%, 5/15/2009                                            500,000          502,000
  Dollar General Corporation,
    Putable 6/15/2005,
    8.625%, 6/15/2010                                         1,095,000        1,235,981
  J.C. Penney Company, Inc.,
    6.50%, 12/15/2007                                           650,000          693,063
  Masco Corporation,
    6.00%, 5/3/2004                                           1,200,000        1,216,702
  Target Corporation,
    7.50%, 2/15/2005                                          1,000,000        1,062,905
  Viacom Inc.,
    5.625%, 8/15/2012                                           800,000          852,728
  Wal-Mart Stores, Inc.,
    5.45%, 8/1/2006                                           1,000,000        1,077,250
                                                                             -----------
                                                                               8,509,429
                                                                             -----------

CONSUMER STAPLES - 2.91%
  Anheuser-Busch Companies, Inc.,
    Callable 1/15/2006,
    5.75%, 1/15/2011                                            588,000          621,802
  Kimberly-Clark Corporation,
    7.10%, 8/1/2007                                             500,000          571,091
  PepsiCo, Inc.,
    5.75%, 1/15/2008                                            730,000          794,161
                                                                             -----------
                                                                               1,987,054
                                                                             -----------


----------------------------------------------------------------------------------------
CORPORATE
BONDS                                                         PRINCIPAL            VALUE
----------------------------------------------------------------------------------------
ENERGY - 11.03%
  Amerada Hess Corporation,
    6.65%, 8/15/2011                                          $ 950,000      $ 1,031,107
  Anadarko Petroleum
    Corporation,
    3.25%, 5/1/2008                                           1,150,000        1,130,393
  Burlington Resources
    Finance Company (1),
    6.68%, 2/15/2011                                          1,070,000        1,204,287
  EOG Resources, Inc.,
    6.50%, 12/1/2007                                          1,000,000        1,107,930
  Kerr-McGee Corporation,
    6.875%, 9/15/2011                                         1,000,000        1,114,217
  Transocean Inc. (1),
    6.625%, 4/15/2011                                           800,000          894,293
  XTO Energy, Inc.,
    6.25%, 4/15/2013                                          1,000,000        1,057,500
                                                                             -----------
                                                                               7,539,727
                                                                             -----------

FINANCIAL SERVICES - 14.89%
  American General Finance
    Corporation,
    5.875%, 12/15/2005                                          200,000          214,120
  Block Financial Corporation:
    6.75%, 11/1/2004                                          1,155,000        1,203,408
    8.50%, 4/15/2007                                            330,000          381,390
  The Goldman Sachs Group, Inc.,
    5.25%, 4/1/2013                                           1,000,000        1,014,710
  Lehman Brothers Holdings, Inc.,
    8.25%, 6/15/2007                                          1,000,000        1,166,511
  Mellon Funding Corporation,
    6.40%, 5/14/2011                                          1,292,000        1,451,376
  Morgan Stanley,
    6.875%, 3/1/2007                                          1,000,000        1,126,081
  Pitney Bowes Credit
    Corporation,
    5.75%, 8/15/2008                                          1,000,000        1,093,784
  Prudential Funding LLC r,
    6.60%, 5/15/2008
    (Acquired 8/7/2003,
    Cost $1,189,997)                                          1,075,000        1,197,819
  Wells Fargo Financial, Inc.,
    6.125%, 2/15/2006                                         1,231,000        1,327,998
                                                                             -----------
                                                                              10,177,197
                                                                             -----------


                     See notes to the financial statements.

                                       26

                             LKCM FIXED INCOME FUND
                       SCHEDULE OF INVESTMENTS, CONTINUED
                                DECEMBER 31, 2003

----------------------------------------------------------------------------------------
CORPORATE
BONDS                                                         PRINCIPAL            VALUE
----------------------------------------------------------------------------------------
HEALTHCARE - 4.36%
  Becton, Dickinson and Company,
    Callable 1/15/2005,
    8.70%, 1/15/2025                                         $1,030,000      $ 1,135,447
  Cardinal Health, Inc.:
    6.50%, 2/15/2004                                            504,000          506,784
    6.75%, 2/15/2011                                            250,000          286,011
  HCA Inc.,
    6.91%, 6/15/2005                                          1,000,000        1,053,733
                                                                             -----------
                                                                               2,981,975
                                                                             -----------

INDUSTRIALS - 4.77%
  General Dynamics Corporation,
    4.25%, 5/15/2013                                          1,000,000          958,510
  General Electric Capital
    Corporation,
    6.80%, 11/1/2005                                          1,000,000        1,086,358
  Waste Management, Inc.,
    7.375%, 8/1/2010                                          1,049,000        1,213,759
                                                                             -----------
                                                                               3,258,627
                                                                             -----------

REAL ESTATE INVESTMENT TRUSTS - 3.03%
  Camden Property Trust,
    7.00%, 11/15/2006                                           800,000          871,955
  EOP Operating Limited
    Partnership,
    5.875%, 1/15/2013                                         1,150,000        1,202,644
                                                                             -----------
                                                                               2,074,599
                                                                             -----------

TECHNOLOGY - 9.20%
  Computer Associates
    International, Inc.,
    6.375%, 4/15/2005                                         1,000,000        1,045,752
  Dell Inc.,
    6.55%, 4/15/2008                                          1,000,000        1,118,164
  Electronic Data Systems
    Corporation,
    6.85%, 10/15/2004                                           450,000          465,800
  First Data Corporation:
    4.70%, 11/1/2006                                            235,000          247,959
    6.375%, 12/15/2007                                          400,000          443,316
  Motorola, Inc.,
    6.75%, 2/1/2006                                           1,100,000        1,185,704
  Oracle Corporation,
    6.91%, 2/15/2007                                            675,000          750,922
  Texas Instruments, Inc.,
    7.00%, 8/15/2004                                          1,000,000        1,034,629
                                                                             -----------
                                                                               6,292,246
                                                                             -----------


----------------------------------------------------------------------------------------
CORPORATE
BONDS                                                         PRINCIPAL            VALUE
----------------------------------------------------------------------------------------
TELECOMMUNICATIONS - 3.72%
  ALLTEL Corporation,
    6.75%, 9/15/2005                                         $1,000,000      $ 1,076,770
  GTE Florida Inc.,
    6.25%, 11/15/2005                                           330,000          354,771
  Verizon New York, Inc. -
    Series A,
    6.875%, 4/1/2012                                          1,000,000        1,108,622
                                                                             -----------
                                                                               2,540,163
                                                                             -----------

UTILITIES - 3.89%
  Progress Energy, Inc.,
    5.85%, 10/30/2008                                         1,000,000        1,073,688
  Southern Company Capital
    Funding, Inc.,
    5.30%, 2/1/2007                                           1,000,000        1,079,634
  TXU Corp.,
    6.375%, 6/15/2006                                           475,000          504,688
                                                                             -----------
                                                                               2,658,010
                                                                             -----------

TOTAL CORPORATE BONDS
  (cost $54,734,256)                                                          56,374,769
                                                                             -----------

----------------------------------------------------------------------------------------
FIRST MORTGAGE BOND - 1.58%
----------------------------------------------------------------------------------------
UTILITY - 1.58%
  PP&L Resources, Inc.,
    6.55%, 3/1/2006                                           1,000,000        1,080,570
                                                                             -----------

TOTAL FIRST MORTGAGE BOND
  (cost $977,451)                                                              1,080,570
                                                                             -----------

----------------------------------------------------------------------------------------
U.S. GOVERNMENT &
AGENCY ISSUES - 13.54%
----------------------------------------------------------------------------------------
  Fannie Mae,
    3.34%, 2/6/2007                                           1,000,000        1,001,957
  Federal Home Loan Bank,
    Callable 3/26/2004,
    3.35%, 12/26/2008                                         1,000,000          986,214
  Freddie Mac,
    5.125%, 10/15/2008                                        1,000,000        1,073,503
  U.S. Treasury Notes:
    7.25%, 8/15/2004                                          1,000,000        1,038,204
    7.50%, 2/15/2005                                          1,000,000        1,069,336
    6.50%, 5/15/2005                                          1,000,000        1,069,063
    4.625%, 5/15/2006                                         1,000,000        1,060,157
    5.50%, 5/15/2009                                          1,000,000        1,112,383
    5.75%, 8/15/2010                                            750,000          841,172
                                                                             -----------

TOTAL U.S. GOVERNMENT & AGENCY ISSUES
  (cost $9,028,284)                                                            9,251,989
                                                                             -----------



                     See notes to the financial statements.

                                       27

                             LKCM FIXED INCOME FUND
                       SCHEDULE OF INVESTMENTS, CONTINUED
                                DECEMBER 31, 2003

----------------------------------------------------------------------------------------
SHORT-TERM
INVESTMENTS - 1.04%                                              SHARES            VALUE
----------------------------------------------------------------------------------------
MONEY MARKET FUNDS - 1.04%
  Federated Cash Trust Series II -
    Treasury Cash Series II                                     356,565      $   356,565
  SEI Daily Income Trust
    Government Fund -
    Class B                                                     356,565          356,565
                                                                             -----------

TOTAL SHORT-TERM INVESTMENTS
  (cost $713,130)                                                                713,130
                                                                             -----------

TOTAL INVESTMENTS - 98.63%
  (cost $65,453,121)                                                          67,420,458
                                                                             -----------

Other Assets, less Liabilities - 1.37%                                           933,493
                                                                             -----------
Total Net Assets - 100.00%                                                   $68,353,951
                                                                             ===========

  (1)  -  Foreign security.
  r    -  Restricted Security. Purchased shares in a private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers.

                     See notes to the financial statements.

                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2003
                                                   LKCM                           LKCM            LKCM              LKCM
                                              SMALL CAP           LKCM        BALANCED    FIXED INCOME    INTERNATIONAL
                                            EQUITY FUND    EQUITY FUND            FUND            FUND             FUND
ASSETS:
Investments, at value * ................   $270,924,933   $ 34,008,904    $  8,719,694    $ 67,420,458     $ 41,212,775**
Dividends and interest receivable ......        138,731         36,193          41,235       1,020,425               --
Receivable from Adviser ................             --             --             965              --               --
Receivable for fund shares sold ........            173             --              --              --               --
Other assets ...........................         31,148         12,717           3,664          12,563            6,471
                                           ------------   ------------    ------------    ------------     ------------
    Total assets .......................    271,094,985     34,057,814       8,765,558      68,453,446       41,219,246
                                           ------------   ------------    ------------    ------------     ------------

LIABILITIES:
Payable for investments purchased ......             --        276,694              --              --               --
Payable for investment advisory fees ...        493,468         23,959              --          63,726            6,106
Distribution expense payable ...........          1,758             --              --              --               --
Accrued expenses and other liabilities .        121,716         27,988          12,792          35,769           23,675
                                           ------------   ------------    ------------    ------------     ------------
    Total liabilities ..................        616,942        328,641          12,792          99,495           29,781
                                           ------------   ------------    ------------    ------------     ------------
NET ASSETS .............................   $270,478,043    $33,729,173      $8,752,766     $68,353,951      $41,189,465
                                           ============   ============    ============    ============     ============

NET ASSETS CONSIST OF:
Paid in capital ........................   $173,191,870   $ 28,588,116    $  8,464,532    $ 66,622,605     $ 77,385,995
Undistributed net investment income ....             --         58,198          10,414         107,578               --
Accumulated net realized gain (loss)
  on securities and foreign currency
  transactions .........................      8,316,946       (777,513)       (319,524)       (343,569)     (40,747,238)
Net unrealized appreciation on:
  Investments ..........................     88,969,227      5,860,372         597,344       1,967,337        4,536,856
  Other assets and liabilities
  denominated in foreign currency ......             --             --              --              --           13,852
                                           ------------   ------------    ------------    ------------     ------------
Net assets .............................   $270,478,043   $ 33,729,173    $  8,752,766    $ 68,353,951     $ 41,189,465
                                           ============   ============    ============    ============     ============

INSTITUTIONAL CLASS***
Net assets .............................   $266,841,834   $ 33,729,173    $  8,752,766    $ 68,353,951     $ 41,189,465
Shares of beneficial interest
  outstanding (unlimited shares of
  no par value authorized) .............     13,658,021      2,755,898         775,175       6,496,480        4,833,767
Net asset value per share (offering
  and redemption price) ................   $      19.54   $      12.24    $      11.29    $      10.52     $       8.52
                                           ============   ============    ============    ============     ============

ADVISER CLASS
Net assets..............................   $  3,636,209
Shares of beneficial interest
  outstanding (unlimited shares of
  no par value authorized) .............        186,374
Net asset value per share (offering
  and redemption price).................   $      19.51
                                           ============

* Cost of Investments...................   $181,955,706   $ 28,148,532    $  8,122,350    $ 65,453,121
                                           ============   ============    ============    ============

** Investments in the Master Portfolio.

***Currently, only the Small Cap Equity and Equity Funds offer a second class.

                     See notes to the financial statements.

                            STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2003

                                                     LKCM                            LKCM            LKCM            LKCM
                                                SMALL CAP            LKCM        BALANCED    FIXED INCOME   INTERNATIONAL
                                              EQUITY FUND     EQUITY FUND            FUND            FUND            FUND
INVESTMENT INCOME:
Dividends * ...............................  $  1,070,054    $    423,601    $    102,289    $         --    $    711,794
Interest ..................................       110,675          19,665         112,264       2,916,197           8,685
Expenses allocated from
  Master Portfolio ........................            --              --              --              --        (348,666)
                                             ------------    ------------    ------------    ------------    ------------
    Total income ..........................     1,180,729         443,266         214,553       2,916,197         371,813
                                             ------------    ------------    ------------    ------------    ------------

EXPENSES:
Investment advisory fees ..................     1,722,924         205,457          53,347         306,984         161,014
Distribution expense - Adviser Class ......         3,003              --              --              --              --
Administrative fees .......................       173,408          38,015          20,025          42,622          45,606
Accounting and transfer agent
  fees and expenses .......................       110,512          57,506          36,512          62,168          37,470
Professional fees .........................        90,534          10,790           3,114          25,094          17,154
Custody fees and expenses .................        27,039           3,894           3,770           6,748             723
Federal and state registration ............        40,637          24,226           6,471          15,544          18,073
Reports to shareholders ...................        19,869           2,216             630           4,809           4,097
Trustees' fees ............................        18,247           2,109             564           3,998           4,224
Other .....................................        17,050           1,880             600           4,195           4,546
                                             ------------    ------------    ------------    ------------    ------------
  Total expenses ..........................     2,223,223         346,093         125,033         472,162         292,907
  Less, expense waiver and/or
    reimbursement .........................            --        (111,285)        (59,375)        (73,083)       (255,410)
                                             ------------    ------------    ------------    ------------    ------------
  Net expenses ............................     2,223,223         234,808          65,658         399,079          37,497
                                             ------------    ------------    ------------    ------------    ------------
NET INVESTMENT INCOME (LOSS) ..............    (1,042,494)        208,458         148,895       2,517,118         334,316
                                             ------------    ------------    ------------    ------------    ------------

REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:

Net realized gain (loss) on:
  Investments .............................    22,491,811         (42,675)        (18,241)        165,162       2,195,856**
  Foreign currency transactions ...........            --              --              --              --         (36,074)**
                                             ------------    ------------    ------------    ------------    ------------
                                               22,491,811         (42,675)        (18,241)        165,162       2,159,782
                                             ------------    ------------    ------------    ------------    ------------
Net change in unrealized
  appreciation/depreciation on:
  Investments .............................    49,805,401       6,269,445       1,176,883        (760,110)      7,368,188**
  Foreign currency transactions ...........            --              --              --              --         108,588**
                                             ------------    ------------    ------------    ------------    ------------
                                               49,805,401       6,269,445       1,176,883        (760,110)      7,476,776
                                             ------------    ------------    ------------    ------------    ------------
NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS ...................    72,297,212       6,226,770       1,158,642        (594,948)      9,636,558
                                             ------------    ------------    ------------    ------------    ------------

NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS ...............  $ 71,254,718    $  6,435,228    $  1,307,537    $  1,922,170    $  9,970,874
                                             ============    ============    ============    ============    ============

* Net of Foreign Taxes Withheld ...........  $         --    $        664    $        551    $         --    $    107,792
                                             ============    ============    ============    ============    ============
** Allocated from the Master Portfolio.

                     See notes to the financial statements.

                       STATEMENTS OF CHANGES IN NET ASSETS
                                                                        LKCM
                                                                 SMALL CAP EQUITY FUND                       LKCM EQUITY FUND
                                                          ---------------------------------       ---------------------------------
                                                             Year Ended          Year Ended          Year Ended          Year Ended
                                                           December 31,        December 31,        December 31,        December 31,
                                                                   2003                2002                2003                2002
                                                          -------------       -------------       -------------       -------------
OPERATIONS:
Net investment income (loss) .......................      $  (1,042,494)      $    (407,202)      $     208,458       $     140,264
Net realized gain (loss) on investments ............         22,491,811          (3,043,395)            (42,675)           (653,825)
Net change in unrealized
  appreciation/depreciation
  on investments ...................................         49,805,401         (23,836,344)          6,269,445          (3,684,486)
                                                          -------------       -------------       -------------       -------------
    Net increase (decrease) in net assets
      resulting from operations ....................         71,254,718         (27,286,941)          6,435,228          (4,198,047)
                                                          -------------       -------------       -------------       -------------

DIVIDENDS AND DISTRIBUTIONS
  TO INSTITUTIONAL CLASS SHAREHOLDERS:
Net investment income ..............................                 --             (67,958)           (204,369)           (142,138)
Net realized gain on investments ...................        (13,042,513)            (93,234)                 --                  --
                                                          -------------       -------------       -------------       -------------
                                                            (13,042,513)           (161,192)           (204,369)           (142,138)
                                                          -------------       -------------       -------------       -------------

DISTRIBUTIONS TO ADVISER CLASS SHAREHOLDERS:
Net realized gain on investments ...................           (177,235)                 --                  --                  --
                                                          -------------       -------------       -------------       -------------

NET INCREASE IN NET ASSETS FROM
  FUND SHARE TRANSACTIONS (NOTE C) .................          5,557,439          13,763,763           2,826,460           2,190,437
                                                          -------------       -------------       -------------       -------------
    Total increase (decrease) in net assets ........         63,592,409         (13,684,370)          9,057,319          (2,149,748)

NET ASSETS:
Beginning of period ................................        206,885,634         220,570,004          24,671,854          26,821,602
                                                          -------------       -------------       -------------       -------------
End of period * ....................................      $ 270,478,043       $ 206,885,634       $  33,729,173       $  24,671,854
                                                          =============       =============       =============       =============
* Including undistributed net
  investment income of: ............................      $          --       $          --       $      58,198       $      54,109
                                                          =============       =============       =============       =============

                     See notes to the financial statements.

                       STATEMENTS OF CHANGES IN NET ASSETS
                                                                         LKCM                                    LKCM
                                                                   BALANCED FUND                          FIXED INCOME FUND
                                                          ---------------------------------       ---------------------------------
                                                             Year Ended          Year Ended          Year Ended          Year Ended
                                                           December 31,        December 31,        December 31,        December 31,
                                                                   2003                2002                2003                2002
                                                          -------------       -------------       -------------       -------------
OPERATIONS:
Net investment income ..............................       $    148,895        $    155,715        $  2,517,118        $  2,472,886
Net realized gain (loss) on investments ............            (18,241)           (313,787)            165,162            (429,327)
Net change in unrealized
  appreciation/depreciation
  on investments ...................................          1,176,883            (754,716)           (760,110)          1,050,064
                                                           ------------        ------------        ------------        ------------
    Net increase (decrease) in net assets
      resulting from operations ....................          1,307,537            (912,788)          1,922,170           3,093,623
                                                           ------------        ------------        ------------        ------------

DIVIDENDS AND DISTRIBUTIONS
  TO SHAREHOLDERS:
Net investment income ..............................           (145,359)           (146,346)         (2,522,481)         (2,423,086)
Net realized gain on investments ...................                 --              (3,713)                 --                  --
                                                           ------------        ------------        ------------        ------------
  Total dividends and distributions ................           (145,359)           (150,059)         (2,522,481)         (2,423,086)
                                                           ------------        ------------        ------------        ------------

NET INCREASE IN NET ASSETS FROM
  FROM FUND SHARE TRANSACTIONS (NOTE C) ............            292,996             985,687          12,389,668          10,447,856
                                                           ------------        ------------        ------------        ------------
Total increase (decrease) in net assets ............          1,455,174             (77,160)         11,789,357          11,118,393

NET ASSETS:
Beginning of period ................................          7,297,592           7,374,752          56,564,594          45,446,201
                                                           ------------        ------------        ------------        ------------
End of period * ....................................       $  8,752,766        $  7,297,592        $ 68,353,951        $ 56,564,594
                                                           ============        ============        ============        ============
* Including undistributed net

  investment income of: ............................       $     10,414        $     18,629        $    107,578        $    149,839
                                                           ============        ============        ============        ============

                     See notes to the financial statements.

                       STATEMENTS OF CHANGES IN NET ASSETS
                                                                                                                 LKCM
                                                                                                          INTERNATIONAL FUND
                                                                                                  ---------------------------------
                                                                                                    Year Ended           Year Ended
                                                                                                  December 31,         December 31,
                                                                                                          2003                 2002
                                                                                                  ------------         ------------
OPERATIONS:
Net investment income ....................................................................        $    334,316         $    688,860
Net realized gain (loss) on investments, futures contracts and foreign
  currency transactions ..................................................................           2,159,782           (8,890,738)
Net change in unrealized appreciation/depreciation .......................................           7,476,776           (3,932,743)
                                                                                                  ------------         ------------
    Net increase (decrease) in net assets resulting from operations ......................           9,970,874          (12,134,621)
                                                                                                  ------------         ------------

DIVIDENDS TO SHAREHOLDERS:
Net investment income ....................................................................            (536,161)          (1,123,215)
                                                                                                  ------------         ------------

NET INCREASE (DECREASE) IN NET ASSETS FROM FUND SHARE TRANSACTIONS (NOTE C) ..............             213,109          (25,568,683)
                                                                                                  ------------         ------------
Total increase (decrease) in net assets ..................................................           9,647,822          (38,826,519)

NET ASSETS:
Beginning of period ......................................................................          31,541,643           70,368,162
                                                                                                  ------------         ------------
End of period * ..........................................................................        $ 41,189,465         $ 31,541,643
                                                                                                  ============         ============
* Including undistributed net investment income of: ......................................        $         --         $     92,408
                                                                                                  ============         ============

                     See notes to the financial statements.

                              FINANCIAL HIGHLIGHTS
            SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING

                                                                             LKCM SMALL CAP EQUITY FUND
                                                  Adviser    Institutional
                                                   Class*           Class*
                                             June 5, 2003             Year          Year           Year          Year          Year
                                                  through            Ended         Ended          Ended         Ended         Ended
                                             December 31,     December 31,  December 31,   December 31,  December 31,  December 31,
                                                     2003             2003          2002           2001          2000          1999
                                                  -------         --------      --------       --------      --------      --------
NET ASSET VALUE-- BEGINNING OF PERIOD ......      $ 16.85          $ 15.24       $ 17.29        $ 17.00       $ 18.08       $ 15.72
                                                  -------         --------      --------       --------      --------      --------
Net investment income (loss)................        (0.08)(1)        (0.08)(1)     (0.03)(2)       0.08          0.05          0.03
Net realized and unrealized gain (loss)
   on investments...........................         3.74             5.38         (2.01)          1.20          2.02          2.61
                                                  -------         --------      --------       --------      --------      --------
    Total from investment operations .......         3.66             5.30         (2.04)          1.28          2.07          2.64
                                                  -------         --------      --------       --------      --------      --------
Dividends from net investment income                   --               --         (0.00)(3)      (0.07)        (0.05)        (0.03)
Distributions from net realized gains ......        (1.00)           (1.00)        (0.01)         (0.92)        (3.10)        (0.25)
                                                  -------         --------      --------       --------      --------      --------
    Total dividends and distributions ......        (1.00)           (1.00)        (0.01)         (0.99)        (3.15)        (0.28)
                                                  -------         --------      --------       --------      --------      --------
NET ASSET VALUE-- END OF PERIOD.............      $ 19.51         $  19.54      $  15.24       $  17.29      $  17.00      $  18.08
                                                  =======         ========      ========       ========      ========      ========
TOTAL RETURN ...............................       21.66%(4)        34.71%      (11.79)%          7.50%        11.37%        16.83%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (thousands) ......      $ 3,636         $266,842      $206,886       $220,570      $211,001      $230,164
Ratio of expenses to average net assets ....        1.21%(5)         0.97%         0.94%          0.92%         0.93%         0.90%
Ratio of net investment income (loss)
  to average net assets ....................      (0.69)%(5)       (0.45)%       (0.19)%          0.46%         0.32%         0.16%
Portfolio turnover rate(6)..................          43%              43%           52%            62%           79%           48%

* On May 1, 2003 the Adviser Class Shares were effective and the initial class of shares were named Institutional Shares. Commencement of sales of the Adviser Class occurred on June 5, 2003.
(1) Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
(2) Net investment loss per share is calculated using the ending balance of undistributed net investment loss prior to considerations of adjustments for permanent book and tax differences.
(3)  Less than $(0.005).
(4)  Not Annualized.
(5)  Annualized.
(6) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                     See notes to the financial statements.

                              FINANCIAL HIGHLIGHTS
            SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING

                                                                                      LKCM EQUITY FUND
                                                                  Year          Year           Year          Year          Year
                                                                 Ended         Ended          Ended         Ended         Ended
                                                          December 31,  December 31,   December 31,  December 31,  December 31,
                                                                  2003          2002           2001          2000          1999
                                                              --------      --------       --------      --------      --------
NET ASSET VALUE-- BEGINNING OF PERIOD...................      $   9.98      $  11.76       $  13.25      $  14.91      $  14.39
                                                              --------      --------       --------      --------      --------
Net investment income ..................................          0.07          0.06           0.08          0.40          0.10(1)
Net realized and unrealized gain (loss)
  on investments .......................................          2.26         (1.78)         (1.49)         0.24          2.97
                                                              --------      --------       --------      --------      --------
   Total from investment operations.....................          2.33         (1.72)         (1.41)         0.64          3.07
                                                              --------      --------       --------      --------      --------
Dividends from net investment income....................         (0.07)        (0.06)         (0.06)        (0.40)        (0.15)
Distributions from net realized gains...................            --            --          (0.02)        (1.90)        (2.40)
                                                              --------      --------       --------      --------      --------
   Total dividends and distributions....................         (0.07)        (0.06)         (0.08)        (2.30)        (2.55)
                                                              --------      --------       --------      --------      --------
NET ASSET VALUE-- END OF PERIOD.........................      $  12.24      $   9.98       $  11.76      $  13.25      $  14.91
                                                              ========      ========       ========      ========      ========
TOTAL RETURN............................................        23.38%      (14.64)%       (10.61)%         4.14%        23.07%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (thousands)...................      $ 33,729      $ 24,672       $ 26,822      $ 24,800      $ 27,492
Ratio of expenses to average net assets:
  Before expense waiver and/or reimbursement ...........         1.18%         1.05%          1.05%         1.06%         0.93%
  After expense waiver and/or reimbursement.............         0.80%         0.80%          0.80%         0.80%         0.80%
Ratio of net investment income to average net assets:
  Before expense waiver and/or reimbursement ...........         0.33%         0.29%          0.53%         2.33%         0.56%
  After expense waiver and/or reimbursement ............         0.71%         0.54%          0.78%         2.59%         0.69%
Portfolio turnover rate.................................           14%           44%            35%           57%           59%

(1) Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.

                     See notes to the financial statements.


                              FINANCIAL HIGHLIGHTS
            SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING
                                                                                          LKCM BALANCED FUND
                                                                      Year          Year           Year          Year          Year
                                                                     Ended         Ended          Ended         Ended         Ended
                                                              December 31,  December 31,   December 31,  December 31,  December 31,
                                                                      2003          2002           2001          2000          1999
                                                                  --------      --------       --------      --------      --------
NET ASSET VALUE-- BEGINNING OF PERIOD..................           $   9.86      $  11.44       $  11.77      $  12.30      $  11.05
                                                                  --------      --------       --------      --------      --------
Net investment income..................................               0.19          0.23           0.30          0.26          0.22
Net realized and unrealized gain (loss)
   on investments......................................               1.42         (1.59)         (0.26)        (0.55)         1.26
                                                                  --------      --------       --------      --------      --------
   Total from investment operations....................               1.61         (1.36)          0.04         (0.29)         1.48
                                                                  --------      --------       --------      --------      --------
Dividends from net investment income...................              (0.18)        (0.21)         (0.32)        (0.22)        (0.22)
Distributions from net realized gains..................                 --         (0.01)         (0.05)        (0.02)        (0.01)
                                                                  --------      --------       --------      --------      --------
   Total dividends and distributions...................              (0.18)        (0.22)         (0.37)        (0.24)        (0.23)
                                                                  --------      --------       --------      --------      --------
NET ASSET VALUE-- END OF PERIOD........................           $  11.29      $   9.86       $  11.44      $  11.77      $  12.30
                                                                  ========      ========       ========      ========      ========
TOTAL RETURN...........................................             16.59%      (11.97)%          0.47%       (2.34)%        13.53%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (thousands)..................           $  8,753      $  7,298       $  7,375      $  7,767      $  6,851
Ratio of expenses to average net assets:
  Before expense reimbursement.........................              1.52%         1.66%          1.58%         1.72%         1.95%
  After expense reimbursement..........................              0.80%         0.80%          0.80%         0.80%         0.80%
Ratio of net investment income to average net assets:
  Before expense waiver and/or reimbursement ..........              1.09%         1.31%          1.83%         1.24%         0.81%
  After expense waiver and/or reimbursement............              1.81%         2.17%          2.61%         2.16%         1.96%
Portfolio turnover rate................................                24%           17%            37%           48%           47%


                     See notes to the financial statements.

                              FINANCIAL HIGHLIGHTS

            SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING
                                                                                   LKCM FIXED INCOME FUND
                                                                  Year          Year           Year          Year          Year
                                                                 Ended         Ended          Ended         Ended         Ended
                                                          December 31,  December 31,   December 31,  December 31,  December 31,
                                                                  2003          2002           2001          2000          1999
                                                              --------      --------       --------      --------      --------
NET ASSET VALUE-- BEGINNING OF PERIOD..................       $  10.61      $  10.48       $  10.01      $   9.69      $  10.25
                                                              --------      --------       --------      --------      --------
Net investment income..................................           0.42          0.51           0.60          0.56          0.52
Net realized and unrealized gain (loss)
   on investments......................................          (0.08)         0.13           0.45          0.31         (0.55)
                                                              --------      --------       --------      --------      --------
   Total from investment operations....................           0.34          0.64           1.05          0.87         (0.03)
                                                              --------      --------       --------      --------      --------
Dividends from net investment income...................          (0.43)        (0.51)         (0.58)        (0.55)        (0.52)
Distributions from net realized gains..................             --            --             --            --         (0.01)
                                                              --------      --------       --------      --------      --------
   Total dividends and distributions...................          (0.43)        (0.51)         (0.58)        (0.55)       (0.53)
                                                              --------      --------       --------      --------      --------
NET ASSET VALUE-- END OF PERIOD........................       $  10.52      $  10.61       $  10.48      $  10.01      $   9.69
                                                              ========      ========       ========      ========      ========
TOTAL RETURN...........................................          3.25%         6.32%         10.76%         9.26%       (0.34)%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (thousands)..................       $ 68,354      $ 56,565       $ 45,446      $ 33,560      $ 26,016
Ratio of expenses to average net assets:
  Before expense reimbursement.........................          0.77%         0.75%          0.77%         0.84%         0.89%
  After expense reimbursement..........................          0.65%         0.65%          0.65%         0.65%         0.65%
Ratio of net investment income to average net assets:
  Before expense waiver and/or reimbursement...........          3.98%         4.96%          5.81%         5.63%         5.34%
  After expense waiver and/or reimbursement............          4.10%         5.06%          5.93%         5.82%         5.58%
Portfolio turnover rate................................            58%           40%            36%           28%           68%


                     See notes to the financial statements.

                              FINANCIAL HIGHLIGHTS
            SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING
                                                                                    LKCM INTERNATIONAL FUND
                                                                  Year          Year           Year          Year          Year
                                                                 Ended         Ended          Ended         Ended         Ended
                                                          December 31,  December 31,   December 31,  December 31,  December 31,
                                                                  2003          2002           2001          2000          1999
                                                              --------      --------       --------      --------      --------
NET ASSET VALUE-- BEGINNING OF PERIOD..................       $   6.41      $   8.07       $  11.44      $  15.44      $  11.01
                                                              --------      --------       --------      --------      --------
Net investment income..................................           0.07(2)       0.08(1)        0.01(1)       0.06(1)       0.00
Net realized and unrealized gain (loss)
  on investments.......................................           2.13         (1.60)         (3.35)        (1.74)         4.70
                                                              --------      --------       --------      --------      --------
   Total from investment operations....................           2.20         (1.52)         (3.34)        (1.68)         4.70
                                                              --------      --------       --------      --------      --------
Redemption fees........................................           0.02            --             --            --            --
                                                              --------      --------       --------      --------      --------
Dividends from net investment income...................          (0.11)        (0.14)            --         (0.01)           --
Distributions from net realized gains..................             --            --          (0.03)        (2.31)        (0.27)
                                                              --------      --------       --------      --------      --------
   Total dividends and distributions...................          (0.11)        (0.14)         (0.03)        (2.32)        (0.27)
                                                              --------      --------       --------      --------      --------
NET ASSET VALUE-- END OF PERIOD........................       $   8.52      $   6.41       $   8.07      $  11.44      $  15.44
                                                              ========      ========       ========      ========      ========
TOTAL RETURN...........................................         34.68%      (18.86)%       (29.16)%      (10.68)%        42.71%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (thousands)..................       $ 41,189      $ 31,542       $ 70,368      $ 99,526      $ 83,892
Ratio of expenses to average net assets:
  Before expense reimbursement.........................          1.99%         1.55%          1.56%         1.51%         1.52%
  After expense reimbursement..........................          1.20%         1.20%          1.20%         1.20%         1.20%
Ratio of net investment income (loss)
  to average net assets:
  Before expense waiver and/or reimbursement ..........          0.25%         0.68%        (0.21)%         0.08%       (0.28)%
  After expense waiver and/ or reimbursement ..........          1.04%         1.03%          0.15%         0.39%         0.04%
Portfolio turnover rate................................            N/A           N/A            N/A          186%(3)       205%

(1) Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.

(2) Net investment income per share is calculated using the ending balance of undistributed net investment income prior to considerations of adjustments for permanent book and tax differences.

(3) On October 2, 2000, the Fund invested all of its investable assets into the TT EAFE Portfolio, which has an identical investment objective as the Fund. Portfolio turnover rate is provided for the period January 1, 2000 through September 30, 2000.

                     See notes to the financial statements.

                                   LKCM FUNDS
                        NOTES TO THE FINANCIAL STATEMENTS

A. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES: LKCM Funds (the "Trust") is registered under the Investment Company Act of 1940 ("1940 Act") as an open-end, management investment company. The Trust was organized as a Delaware business trust on February 10, 1994 and consists of five diversified series of shares comprising the LKCM Small Cap Equity Fund, LKCM Equity Fund, LKCM Balanced Fund, LKCM Fixed Income Fund and LKCM International Fund (collectively, the "Funds"), the assets of which are invested in separate, independently managed portfolios. Investment operations of the Funds began on July 14, 1994 (LKCM Small Cap Equity
Fund), January 3, 1996 (LKCM Equity Fund), and December 30, 1997 (LKCM Balanced Fund, LKCM Fixed Income Fund and LKCM International Fund). The Small Cap Equity Fund and the Equity Fund issued a second class of shares, Adviser Class Shares, and renamed the initial class as Institutional Class Shares on May 1, 2003. The Small Cap Equity Adviser Class Shares were initially sold on June 5, 2003 and are subject to expenses pursuant to the Rule 12b-1 plan described in Note C. The LKCM Small Cap Equity Fund seeks to maximize capital appreciation by investing primarily in equity securities of small companies (those with market values less than $2.0 billion) which the Adviser believes are likely to have above-average growth in revenue and/or earnings and potential for above-average capital appreciation. The LKCM Equity Fund seeks to maximize long-term capital appreciation by investing primarily in equity securities of companies which the Adviser believes are likely to have above-average growth in revenue and/or earnings with above- average returns on the shareholders' equity and under-leveraged balance sheets, and potential for above-average capital appreciation. The LKCM Balanced Fund seeks to provide investors with current income and capital appreciation by investing primarily in a diversified portfolio of equity and debt securities of companies with established operating histories and strong fundamental characteristics. The LKCM Fixed Income Fund seeks to provide investors with current income by investing primarily in a diversified portfolio of investment grade, short intermediate-term debt securities issued by corporations, the U.S. Government, agencies or instrumentalities of the U.S. Government and cash equivalent securities. The LKCM International Fund seeks to provide investors with a total return in excess of the Morgan Stanley Capital International EAFE Index.

The LKCM International Fund currently intends to attempt to achieve its goal by operating under a master-feeder structure. This means that the LKCM International Fund currently intends to seek its investment objective by investing all of its investable assets in the TT EAFE Portfolio ("Portfolio" or "Master Portfolio"), a series of the TT International U.S.A. Master Trust, which has an identical investment objective as the LKCM International Fund and is managed by TT International Investment Management ("TT International"). On October 2, 2000, the International Fund invested all of its investable assets into the Portfolio. At December 31, 2003, the LKCM International Fund has a 49.9% ownership interest in the Portfolio, which is recorded at value. The Portfolio's financial statements are included within this annual report and should be read in conjunction with the financial statements of the LKCM International Fund. The LKCM International Fund records its daily pro-rata share of the Portfolio's income, expenses, and realized and unrealized gains and losses. In addition, the LKCM International Fund accrues its own expenses daily as incurred. Accounting policies of the Portfolio, including valuation of investments, are more fully described in the Portfolio's financial statements.

The following is a summary of significant accounting policies followed by the Funds in preparation of the financial statements.

    1. SECURITY VALUATION: Securities listed on a U.S. securities exchange for which market quotations are readily available are valued at the last quoted sale price on the day the valuation is made. Nasdaq National Market securities are valued at the Nasdaq Official Closing Price ("NOCP"). Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted U.S. securities and listed U.S. securities not traded on the valuation date for which market quotations are readily available are valued at the mean of the most recent quoted bid and asked price. Securities listed on a foreign exchange for which market quotations are readily available are valued at the last quoted sales price available before the time when assets are valued. Debt securities (other than obligations having a maturity of 60 days or less) are normally valued on the basis of quotes obtained from pricing services. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost which reflects fair value. Other assets and securities for which no quotations are readily available (including restricted securities) are valued in good faith at fair value using methods determined by the Board of Trustees.

    2. FEDERAL INCOME TAXES: It is each Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and each Fund intends to distribute substantially all of its investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is recorded.

    3. DISTRIBUTIONS TO SHAREHOLDERS: The LKCM Small Cap Equity, LKCM Equity and LKCM International Funds generally intend to pay dividends and net capital gain distributions, if any, at least on an annual basis. The LKCM Balanced and LKCM Fixed Income Funds generally intend to pay dividends on a quarterly basis and net capital gain distributions, if any, at least on an annual basis.

    4. FOREIGN SECURITIES: Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and securities of the U.S. government.

    5. FOREIGN CURRENCY TRANSLATIONS: The books and records of the Funds are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Funds do not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities. However, for federal income tax purposes the Funds do isolate and treat as ordinary income the effect of changes in foreign exchange rates on currency, currency contracts and payables and receivables arising from trade date and settlement date differences.

    6. EXPENSE ALLOCATION: Expenses incurred by the Funds are allocated among the Funds based upon (i) relative average net assets, (ii) a specific identification basis as incurred, or (iii) evenly among the Funds, depending on the nature of the expense. Expenses that are directly attributable to a class of shares, such as Rule 12b-1 distribution fees, are charged to that class. For multi-class Funds, income, unrealized and realized gains/losses are generally allocated between the Fund's classes in proportion to their respective net assets.

    7. USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

    8. OTHER: Security and shareholder transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income and dividends and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on the accrual basis. All discounts and premiums are amortized on the effective interest method for tax and financial reporting purposes. Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

B. INVESTMENT ADVISORY AND OTHER AGREEMENTS: Luther King Capital Management Corporation (the "Adviser"), serves as the investment adviser to the Funds under an Investment Advisory Agreement (the "Agreement"). The Adviser receives a fee, computed daily and payable quarterly, at the annual rates presented below as applied to each Fund's daily net assets. The Adviser has voluntarily agreed to pay operating expenses in excess of the annual rates presented below as applied to each Fund's daily net assets. For the year ended December 31, 2003, the Adviser waived and/or reimbursed the following expenses:

                            LKCM       LKCM        LKCM        LKCM        LKCM
                          SMALL CAP   EQUITY     BALANCED     FIXED    INTERNATIONAL
                         EQUITY FUND   FUND        FUND     INCOME FUND    FUND
                        ------------  ------     --------   ----------- ------------
Annual Advisory Rate        0.75%      0.70%       0.65%       0.50%      (1)(2)
Annual Cap on Expenses      1.00%      0.80%       0.80%       0.65%       1.20%
Expenses Waived and/or
Reimbursed                   --      $111,285     $59,375     $73,083    $255,410

(1) To the extent that the Fund invests all of its investable assets in the Portfolio, the advisory fee paid to the Adviser is reduced from an annual rate of 1.00% of the Fund's average daily net assets to an annual rate of 0.50% of the Fund's average daily net assets.

(2) TT International is entitled to receive a fee from the Portfolio, calculated daily and payable monthly, at the annual rate of 0.50%.

U.S. Bancorp Fund Services, LLC serves as transfer agent and administrator for the Trust and serves as accounting services agent for all LKCM Funds except LKCM International Fund. U.S. Bank, N.A. serves as custodian for all LKCM Funds except LKCM International Fund. The Northern Trust Company serves as custodian for the LKCMInternational Fund. SEI

Investments Company serves as accounting services agent and sub-administrator of the LKCM International Fund.

Distribution services are performed pursuant to a distribution contract with Quasar Distributors, LLC, the Trust's principal underwriter.

The Small Cap Equity Fund and the Equity Fund have adopted a Rule 12b-1 plan under which the Adviser Class of each Fund may pay up to 1.00% of its average daily net assets for distribution and other services. However, the Board of Trustees has currently only authorized a fee of 0.25% of the Fund's average daily net assets. For the period June 5, 2003 through December 31, 2003, fees accrued by the Small Cap Equity Fund pursuant to the 12b-1 Plan were $3,003.

C. FUND SHARES: At December 31, 2003, there was an unlimited number of shares of beneficial interest, no par value, authorized. The following table summarizes the activity in shares of each Fund:

SMALL CAP EQUITY FUND

                                     YEAR ENDED                   YEAR ENDED
                                 DECEMBER 31, 2003            DECEMBER 31, 2002
                              -----------------------      -----------------------
                                INSTITUTIONAL CLASS          INSTITUTIONAL CLASS
                               SHARES         AMOUNT        SHARES         AMOUNT
                            ----------   -------------    ----------    -----------
Shares sold                     888,911  $ 15,343,228      4,240,612  $ 69,712,550
Shares issued to
  shareholders in
  reinvestment of
  distributions                 610,521    12,045,571          9,705       147,221
Shares redeemed              (1,414,800)  (25,211,565)    (3,437,426)  (56,096,008)
Redemption fee                       --           129             --           --
                             ----------  ------------     ----------  ------------
Net increase                     84,632  $  2,177,363        812,891  $ 13,763,763
                                         ============                 ============
SHARES OUTSTANDING:
Beginning of period          13,573,389                   12,760,498
                             ----------                   ----------
End of period                13,658,021                   13,573,389
                             ==========                   ==========

                                   JUNE 5, 2003*
                                      THROUGH
                                 DECEMBER 31, 2003
                              -----------------------
                                   ADVISER CLASS
                              SHARES         AMOUNT
                            ----------     -----------
Shares sold                     177,377    $3,202,841
Shares issued to
  shareholders in
  reinvestment of
  distributions                   8,997       177,235
                             ----------    ----------
Net increase                    186,374    $3,380,076
                                           ==========
SHARES OUTSTANDING:
Beginning of period                  --
                             ----------
End of period                   186,374
                             ==========
Total Net Increase                         $5,557,439
                                           ==========
* Commencement of sales.

EQUITY FUND

                                    YEAR ENDED                   YEAR ENDED
                                 DECEMBER 31, 2003            DECEMBER 31, 2002
                            --------------------------    -------------------------
                               SHARES         AMOUNT        SHARES         AMOUNT
                            ----------   -------------    ----------    -----------
Shares sold                     670,954   $ 7,074,203        553,758   $ 5,985,628
Shares issued to
  shareholders in
  reinvestment of
  distributions                  15,076       184,230         13,437       133,296
Shares redeemed                (403,376)   (4,432,020)      (374,987)   (3,928,487)
Redemption fee                       --            47             --            --
                             ----------   -----------     ----------   -----------
Net increase                    282,654   $ 2,826,460        192,208   $ 2,190,437
                                          ===========                  ===========
SHARES OUTSTANDING:
Beginning of period           2,473,244                    2,281,036
                             ----------                   ----------
End of period                 2,755,898                    2,473,244
                             ==========                   ==========

BALANCED FUND

                                     YEAR ENDED                  YEAR ENDED
                                 DECEMBER 31, 2003            DECEMBER 31, 2002
                            --------------------------    -------------------------
                               SHARES         AMOUNT        SHARES         AMOUNT
                            ----------   -------------    ----------    -----------
Shares sold                     139,988   $ 1,401,222        137,766    $1,432,240
Shares issued to
  shareholders in
  reinvestment
  of distributions               14,052       143,493         14,196       146,929
Shares redeemed                (118,728)   (1,251,719)       (56,684)     (593,482)
                             ----------    ----------     ----------    ----------
Net increase                     35,312    $  292,996         95,278    $  985,687
                                           ==========                   ==========
SHARES OUTSTANDING:
Beginning of period             739,863                      644,585
                             ----------                   ----------
End of period                   775,175                      739,863
                             ==========                   ==========

FIXED INCOME FUND

                                      YEAR ENDED                  YEAR ENDED
                                 DECEMBER 31, 2003            DECEMBER 31, 2002
                            --------------------------    -------------------------
                               SHARES         AMOUNT        SHARES         AMOUNT
                            ----------   -------------    ----------    -----------
Shares sold                   1,508,017   $16,015,902      1,996,263  $ 20,963,357
Shares issued to
  shareholders in
  reinvestment of
  distributions                 199,316     2,105,232        185,727     1,934,879
Shares redeemed                (540,941)   (5,731,565)    (1,186,475)  (12,450,380)
Redemption fee                       --            99             --            --
                             ----------   -----------     ----------  ------------
Net increase                  1,166,392   $12,389,668        995,515  $ 10,447,856
                                          ===========                 ============
SHARES OUTSTANDING:
Beginning of period           5,330,088                    4,334,573
                             ----------                   ----------
End of period                 6,496,480                    5,330,088
                             ==========                   ==========

INTERNATIONAL FUND
                                     YEAR ENDED                   YEAR ENDED
                                 DECEMBER 31, 2003            DECEMBER 31, 2002
                            --------------------------    -------------------------
                               SHARES         AMOUNT        SHARES         AMOUNT
                            ------------ ------------    -----------   ------------
Shares sold                   2,859,335   $19,538,465     23,090,610   $163,700,336
Shares issued to
  shareholders in
  reinvestment of
  distributions                  62,431       528,796        173,345      1,092,076
Shares redeemed              (3,006,962)  (19,966,021)   (27,065,717)  (190,361,095)
Redemption fee                       --       111,869             --             --
                            ------------  -----------    -----------   ------------
Net increase (decrease)         (85,196)  $   213,109     (3,801,762)  $(25,568,683)
                                          ===========                  ============
SHARES OUTSTANDING:
Beginning of period           4,918,963                    8,720,725
                             ----------                  -----------
End of period                 4,833,767                    4,918,963
                             ==========                  ===========

D. SECURITY TRANSACTIONS: Purchases and sales of investment securities, other than short-term investments, for the year ended December 31, 2003 were as follows

                                    PURCHASES                    SALES
                                U.S.                       U.S.
                             GOVERNMENT       OTHER     GOVERNMENT      OTHER
                            -----------   -----------  -----------   -----------
LKCM Small Cap Equity Fund  $      ____   $96,186,467  $      ____   $91,345,333
LKCM Equity Fund                   ____     8,921,014         ____     3,747,830
LKCM Balanced Fund                 ____     2,568,381      205,355     1,705,540
LKCM Fixed Income Fund       13,502,259    36,741,169   13,154,869    20,912,088

E. TAX INFORMATION: At December 31, 2003, the components of accumulated earnings (losses) on a tax basis were as follows:

                                     LKCM         LKCM        LKCM        LKCM
                                  SMALL CAP      EQUITY     BALANCED     FIXED
                                 EQUITY FUND      FUND        FUND     INCOME FUND
                                ------------  -----------  ----------  -----------
Cost of investments             $181,955,706  $28,149,190  $8,156,340  $65,388,657
                                ============  ===========  ==========  ===========
Gross unrealized appreciation   $ 90,238,406  $ 6,903,882  $1,153,426  $ 2,261,610
Gross unrealized depreciation     (1,269,179)  (1,044,168)   (590,072)    (229,809)
                                ------------  -----------  ----------  -----------
Net unrealized appreciation
  (depreciation)                $ 88,969,227  $ 5,859,714  $  563,354  $ 2,031,801
                                ============  ===========  ==========  ===========
Undistributed ordinary income   $         --  $    58,198  $   44,404  $    32,423
Undistributed long-term
  capital gain                     8,316,946           --          --           --
                                ------------  -----------  ----------  -----------
Total distributable earnings    $ 8,316,946   $    58,198  $   44,404  $    32,423
                                ------------  -----------  ----------  -----------
Other accumulated losses        $         --  $ (776,855)  $ (319,524) $  (332,878)
                                ------------  -----------  ----------  -----------
Total accumulated earnings      $ 97,286,173  $ 5,141,057  $  288,234  $ 1,731,346
                                ============  ===========  ==========  ===========

At December 31, 2003 the accumulated capital loss carryforwards were as follows:

                              LKCM         LKCM       LKCM        LKCM        LKCM
                            SMALL CAP     EQUITY    BALANCED     FIXED     INTERNATIONAL
                           EQUITY FUND     FUND       FUND    INCOME FUND       FUND
                           ----------    --------   --------    --------    -----------
Expiring in 2009           $       --    $ 64,154   $     --    $     --    $28,907,739
Expiring in 2010                   --     489,676    309,137     332,878     11,720,144
Expiring in 2011                   --     143,387     10,387          --             --
                           ----------    --------   --------    --------    -----------
Total capital loss
  carryforwards            $       --    $697,217   $319,524    $332,878    $40,627,883
                           ==========    ========   ========    ========    ===========

To the extent the Funds realize future net capital gains, those gains will be offset by an unused capital loss carryforwards. For the year ended December 31, 2003, capital loss carryforwards of $1,968,360, $202,060, and $49,168 were utilized by the LKCM Small Cap Equity Fund, LKCM Fixed Income Fund, and the LKCM International Fund, respectively. At December 31, 2003, the LKCM Equity Fund and the LKCM International Fund had net realized losses from transitions between November 1, 2003 and December 31, 2003 of $79,638 and $121,943, respectively, which are deferred for tax purposes and will be recognized in 2004.

The tax components of dividends paid during the year ended December 31, 2003 were as follows:

                                 ORDINARY     LONG-TERM
                                  INCOME    CAPITAL GAINS
                                ----------  -------------
LKCM Small Cap Equity Fund      $       --   $13,219,748
LKCM Equity Fund                   204,369            --
LKCM Balanced Fund                 145,359            --
LKCM Fixed Income Fund           2,522,481            --
LKCM International Fund            536,161            --

The tax components of dividends paid during the year ended December 31, 2002 were as follows:

                                 ORDINARY     LONG-TERM
                                  INCOME    CAPITAL GAINS
                                ----------  -------------
LKCM Small Cap Equity Fund        $ 67,958      $93,234
LKCM Equity Fund                   142,138           --
LKCM Balanced Fund                 146,353        3,706
LKCM Fixed Income Fund           2,423,086           --
LKCM International Fund          1,123,215           --

                         REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders of LKCM Funds

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of LKCM Small Cap Equity Fund, LKCM Equity Fund, LKCM Balanced Fund, LKCM Fixed Income Fund and LKCM International Fund (constituting the LKCM Funds, hereafter referred to as the "Funds") at December 31, 2003, and the results of each of their operations, the changes in each of their net assets and each of their financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Milwaukee, Wisconsin
February 23, 2004

ADDITIONAL TAX INFORMATION: The LKCM Equity, Balanced and International Funds designate 73.52%, 56.91% and 77.65%, respectively, of dividends declared after December 31, 2002 from net investment income as qualified dividend income under the Jobs & Growth Tax Reconciliation Act of 2003.

                             ADDITIONAL INFORMATION

INFORMATION ABOUT THE FUNDS' TRUSTEES
-------------------------------------

The business and affairs of the Funds are managed under the direction of the Funds' Board of Trustees. Information pertaining to the Trustees of the Funds is set forth below. The Statement of Additional Information includes additional information about the Funds' Trustees and officers and is available, without charge, upon request by calling 1-800-688-LKCM.

---------------------------------------------------------------------------------------------------------------------------------
                                                                                               NUMBER OF
                                                TERM OF                                        PORTFOLIOS
                                                OFFICE &        PRINCIPAL                      IN FUND
                                POSITION(S)     LENGTH          OCCUPATION                     COMPLEX      OTHER
NAME, ADDRESS                   HELD WITH       OF TIME         DURING PAST                    OVERSEEN     DIRECTORSHIPS
AND AGE                         THE FUND        SERVED1         FIVE YEARS                     BY TRUSTEE   HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------
DISINTERESTED TRUSTEES:
---------------------------------------------------------------------------------------------------------------------------------
H. Kirk Downey                  Trustee         Since 1994      CEO, Texassystems,             5            Non-executive
301 Commerce Street                                             LLC and CEO,                                chairman of the
Suite 1600                                                      Texaslearningsystems                        board of AZZ
Fort Worth, Texas 76102                                         LLC since 1999;                             Incorporated, a
Age: 61                                                         Dean, M.J. Neeley                           manufacturing
                                                                School of Business,                         company
                                                                Texas Christian
                                                                University Business
                                                                School from 1987 to
                                                                2001

---------------------------------------------------------------------------------------------------------------------------------
Earle A. Shields, Jr.           Trustee         Since 1994      Consultant; formerly           5            Priests Pension Fund
301 Commerce Street                                             Consultant for                              of the Catholic
Suite 1600                                                      NASDAQ Corp. and                            Diocese of Fort
Fort Worth, TX 76102                                            Vice President,                             Worth, Lay Workers
Age: 83                                                         Merrill Lynch & Co.,                        Pension Fund of the
                                                                Inc.                                        Catholic Diocese of
                                                                                                            Fort Worth, St.
                                                                                                            Joseph Health Care
                                                                                                            Trust, Catholic
                                                                                                            Schools Trust and
                                                                                                            Catholic Foundation
                                                                                                            of North Texas

INTERESTED TRUSTEE:
---------------------------------------------------------------------------------------------------------------------------------
J. Luther King, Jr.2            Chairman of     Since 1994      Chairman, President,           5            DK Leasing Corp
301 Commerce Street             the Board of                    and Director, Luther                        (private plane),
Fort Worth, TX 76102            Trustees,                       King Capital                                Employee Retirement
Age: 63                         President and                   Management                                  Systems of Texas, 4K
                                Chief Executive                 Corporation since                           Land & Cattle
                                Officer                         1979                                        Company, Hunt Forest
                                                                                                            Products (lumber),
                                                                                                            Ruston Industrial
                                                                                                            Corp. (forest
                                                                                                            products),
                                                                                                            Investment Company
                                                                                                            Association of
                                                                                                            America (trade
                                                                                                            organization), JLK
                                                                                                            Venture Corp
                                                                                                            (private equity),
                                                                                                            Southwestern
                                                                                                            Exposition &
                                                                                                            Livestock, Southwest
                                                                                                            JLK, Texas Christian
                                                                                                            University, Texas
                                                                                                            Southwestern
                                                                                                            Cattleraisers
                                                                                                            Foundation,
                                                                                                            University of Texas
                                                                                                            Investment
                                                                                                            Management

--------------------------------------------------------------------------------

1 Each Trustee holds office during the lifetime of the Trust until that individual resigns, retires or is otherwise removed or replaced.

2    Mr. King is an "interested person" of the Trust (as defined in the 1940
     Act) because he controls the Adviser.

See TT EAFE Portfolio Financial Statements for trustees and officers of the TT International U.S.A. Master Trust.

                                                  TERM OF
                                                  OFFICE &  PRINCIPAL
                                POSITION(S)       LENGTH    OCCUPATION
NAME, ADDRESS                   HELD WITH         OF TIME   DURING PAST
AND AGE                         THE FUND          SERVED    FIVE YEARS
-----------------------------------------------------------------------------------------------
OFFICERS:
-----------------------------------------------------------------------------------------------
J. Luther King, Jr.             President and     Since     Chairman, President and Director,
301 Commerce Street             Chief Executive   1994      Luther King Capital Management
Fort Worth, Texas 76102         Officer                     Corporation since 1979.
Age: 63
-----------------------------------------------------------------------------------------------
Paul W. Greenwell               Vice President    Since     Vice President, Luther King Capital
301 Commerce Street                               1996      Management since 1983.
Fort Worth, Texas 76102
Age: 53
-----------------------------------------------------------------------------------------------
Jacqui Brownfield               Vice President,   Since     Fund Administrator and Operations
301 Commerce Street             Secretary and     1994      Manager, Luther King Capital
Fort Worth, Texas 76102         Treasurer                   Mangagement since 1987.
Age: 42
-----------------------------------------------------------------------------------------------
Steven R. Purvis                Vice President    Since     Director of Research, Luther King
301 Commerce Street             of the Trust      2000      Capital Management since 1996.
Fort Worth, Texas 76102
Age: 38
-----------------------------------------------------------------------------------------------

                                TT EAFE PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2003

                                                                          VALUE (NOTE 1)
COMMON STOCKS - 90.15%                                           SHARES              US$
----------------------------------------------------------------------------------------
AUSTRALIA - 1.50%
----------------------------------------------------------------------------------------
METALS & MINING - 1.50%
  BHP Billiton Ltd.                                              87,153      $   800,462
  Rio Tinto Ltd.                                                 15,664          439,036
                                                                             -----------
TOTAL AUSTRALIA                                                                1,239,498
                                                                             -----------

----------------------------------------------------------------------------------------
FRANCE - 9.18%
----------------------------------------------------------------------------------------
AUTOMOTIVE - 1.31%
  Peugeot SA                                                     21,183        1,079,455
                                                                             -----------

BANKS - 2.97%
  Credit Agricole SA                                            102,664        2,451,346
                                                                             -----------

DIVERSIFIED OPERATIONS - 1.02%
  Moet Hennessy Louis
    Vuitton SA                                                   11,516          838,134
                                                                             -----------

MEDIA - 1.75%
  Vivendi Universal SA*                                          59,512        1,446,512
                                                                             -----------

PHARMACEUTICALS - 1.57%
  Sanofi-Synthelabo SA                                           17,265        1,300,100
                                                                             -----------

RETAILERS - 0.56%
  Casino Guichard
    Perrachon SA                                                  4,743          461,257
                                                                             -----------
TOTAL FRANCE                                                                   7,576,804
                                                                             -----------

----------------------------------------------------------------------------------------
GERMANY - 13.83%
----------------------------------------------------------------------------------------
AIRLINES - 1.60%
  Deutsche Lufthansa AG                                          78,800        1,316,976
                                                                             -----------

AUTOMOTIVE - 1.78%
  Bayerische Motoren
    Werke AG                                                     31,784        1,473,336
                                                                             -----------

CHEMICALS - 1.75%
  BASF AG                                                        25,676        1,443,787
                                                                             -----------

DIVERSIFIED OPERATIONS - 1.90%
  Siemens AG                                                     19,574        1,567,795
                                                                             -----------

DIVERSIFIED TELECOMMUNICATIONS - 1.83%
  Deutsche Telekom AG*                                           82,376        1,507,662
                                                                             -----------


----------------------------------------------------------------------------------------
                                                                          VALUE (NOTE 1)
COMMON STOCKS                                                    SHARES              US$
----------------------------------------------------------------------------------------
INSURANCE - 3.47%
  Muenchener
    Rueckversicherungs AG                                        23,649      $ 2,867,229
                                                                             -----------

METALS - 1.01%
  ThyssenKrupp AG                                                42,385          837,755
                                                                             -----------

TRANSPORTATION SERVICES - 0.49%
  Deutsche Post AG                                               19,595          404,109
                                                                             -----------
TOTAL GERMANY                                                                 11,418,649
                                                                             -----------

----------------------------------------------------------------------------------------
HONG KONG - 1.99%
----------------------------------------------------------------------------------------
BANKS - 0.47%
  Hang Seng Bank Ltd.                                            29,700          390,206
                                                                             -----------

DIVERSIFIED OPERATIONS - 0.44%
  Swire Pacific Ltd.                                             58,500          360,934
                                                                             -----------

DIVERSIFIED TELECOMMUNICATIONS - 0.48%
  China Mobile Hong Kong
    Ltd.                                                        129,000          396,292
                                                                             -----------

REAL ESTATE - 0.60%
  Cheung Kong Holdings
    Ltd.                                                         46,000          365,874
  Henderson Land Development
    Company Ltd.                                                 29,000          128,123
                                                                             -----------
                                                                                 493,997
                                                                             -----------
TOTAL HONG KONG                                                                1,641,429
                                                                             -----------

----------------------------------------------------------------------------------------
ITALY - 1.02%
----------------------------------------------------------------------------------------
BANKS - 1.02%
  Capitalia Spa*                                                288,276          843,592
                                                                             -----------
TOTAL ITALY                                                                      843,592
                                                                             -----------

----------------------------------------------------------------------------------------
JAPAN - 17.70%
----------------------------------------------------------------------------------------
AUTOMOTIVE - 0.46%
  Bridgestone Corp.                                              28,000          376,486
                                                                             -----------

BANKS - 5.38%
  Daiwa Securities
    Group Inc.                                                   97,000          659,821
  Mitsubishi Tokyo
    Financial Group Inc.                                             87          678,660
  Nikko Cordial Corp.                                           142,000          791,023
  Nomura Holdings Inc.                                           84,000        1,430,438
  Softbank Corp.                                                 15,300          468,265

                     See notes to the financial statements.

                                       50

                                TT EAFE PORTFOLIO
                       SCHEDULE OF INVESTMENTS, CONTINUED
                                DECEMBER 31, 2003

                                                                          VALUE (NOTE 1)
COMMON STOCKS                                                    SHARES              US$
----------------------------------------------------------------------------------------
BANKS - 5.38% (CONTINUED)
  Sumitomo Mitsui
    Financial Group Inc.                                             77       $  410,255
                                                                             -----------
                                                                               4,438,462
                                                                             -----------

BEVERAGES, FOOD & TOBACCO - 0.51%
  Japan Tobacco Inc.                                                 58          424,839
                                                                             -----------

CHEMICALS - 0.92%
  Nitto Denko Corp.                                              14,300          760,567
                                                                             -----------

COMMERCIAL SERVICES & SUPPLIES - 0.51%
  Dentsu Inc.                                                        83          418,214
                                                                             -----------

COMPUTERS - 0.42%
  NET One Systems Co. Ltd.                                           45          346,412
                                                                             -----------

DIVERSIFIED OPERATIONS - 0.69%
  Mitsubishi Heavy
    Industries Ltd.                                             205,000          570,029
                                                                             -----------

ELECTRONIC EQUIPMENT &
    INSTRUMENTS - 2.78%
  Keyence Corp.                                                   1,700          358,337
  Matsushita Electric
    Industrial Co. Ltd.                                          12,000          165,942
  Mitsubishi Electric Corp.                                      77,000          319,726
  Sanyo Electric Co. Ltd.                                       146,000          762,900
  Secom Co. Ltd.                                                 18,500          690,492
                                                                             -----------
                                                                               2,297,397
                                                                             -----------

INSURANCE - 0.98%
  Millea Holdings Inc.                                               62          809,928
                                                                             -----------

MACHINERY - 0.63%
  SMC Corp.                                                       4,200          522,795
                                                                             -----------

MEDIA - 0.34%
  Tokyo Broadcasting
    System Inc.                                                  17,400          277,147
                                                                             -----------

REAL ESTATE - 0.49%
  Mitsui Fudosan Co. Ltd.                                        45,000          406,457
                                                                             -----------


----------------------------------------------------------------------------------------
                                                                          VALUE (NOTE 1)
COMMON STOCKS                                                    SHARES              US$
----------------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT &
  PRODUCTS - 1.01%
  Omron Corp.                                                    15,000       $  304,423
  Rohm Co. Ltd.                                                   1,500          175,796
  Tokyo Electron Ltd.                                             4,700          356,984
                                                                             -----------
                                                                                 837,203
                                                                             -----------

TELEVISION - 0.61%
  Fuji Television Network Inc.                                       56          303,070
  Nippon Television
    Network Corp.                                                 1,360          202,153
                                                                             -----------
                                                                                 505,223
                                                                             -----------

TRADING COMPANIES &
  DISTRIBUTORS - 1.31%
  Mitsubishi Corp.                                               44,000          466,399
  Mitsui & Co. Ltd.                                              76,000          612,000
                                                                             -----------
                                                                               1,078,399
                                                                             -----------

WIRELESS TELECOMMUNICATIONS
  SERVICES - 0.66%
  NTT DoCoMo Inc.                                                   239          541,915
                                                                             -----------
TOTAL JAPAN                                                                   14,611,473
                                                                             -----------

----------------------------------------------------------------------------------------
NETHERLANDS - 3.09%
----------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT &
  INSTRUMENTS - 3.09%
  Koninklijke Philips
    Electronics NV                                               87,410        2,552,395
                                                                             -----------
TOTAL NETHERLANDS                                                              2,552,395
                                                                             -----------
----------------------------------------------------------------------------------------
SINGAPORE - 0.32%
----------------------------------------------------------------------------------------
TRANSPORTATION SERVICES - 0.32%
  Neptune Orient
    Lines Ltd.*                                                 205,000          260,731
                                                                             -----------
TOTAL SINGAPORE                                                                  260,731
                                                                             -----------
----------------------------------------------------------------------------------------
SOUTH KOREA - 3.51%
----------------------------------------------------------------------------------------
AUTOMOTIVE - 0.80%
  Hyundai Motor Co.                                              15,700          665,422
                                                                             -----------

BANKS - 0.35%
  Hana Bank*                                                     15,530          286,748
                                                                             -----------


                     See notes to the financial statements.

                                       51

                                TT EAFE PORTFOLIO
                       SCHEDULE OF INVESTMENTS, CONTINUED
                                DECEMBER 31, 2003

                                                                          VALUE (NOTE 1)
COMMON STOCKS                                                    SHARES              US$
----------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT &
  INSTRUMENTS - 2.36%
  Samsung Electronics
    Co. Ltd.                                                      5,150      $ 1,949,349
                                                                             -----------
TOTAL SOUTH KOREA                                                              2,901,519
                                                                             -----------

----------------------------------------------------------------------------------------
SWITZERLAND - 9.63%
----------------------------------------------------------------------------------------
BANKS - 7.28%
  Credit Suisse Group                                           107,005        3,915,081
  UBS AG                                                         30,620        2,097,040
                                                                             -----------
                                                                               6,012,121
                                                                             -----------

INSURANCE - 2.35%
  Swiss Reinsurance                                              12,437          839,692
  Zurich Financial
    Services AG*                                                  7,650        1,101,031
                                                                             -----------
                                                                               1,940,723
                                                                             -----------
TOTAL SWITZERLAND                                                              7,952,844
                                                                             -----------

----------------------------------------------------------------------------------------
TAIWAN - 1.43%
----------------------------------------------------------------------------------------
INSURANCE - 0.65%
  Cathay Financial
    Holding Co. Ltd.                                            356,000          534,787
                                                                             -----------

CHEMICALS - 0.33%
  Nan Ya Plastics Corp.                                         186,000          268,454
                                                                             -----------

SEMICONDUCTOR EQUIPMENT &
  PRODUCTS - 0.45%
  United Microelectronics
    Corp.*                                                      437,000          374,571
                                                                             -----------
TOTAL TAIWAN                                                                   1,177,812
                                                                             -----------
----------------------------------------------------------------------------------------
UNITED KINGDOM - 26.95%
----------------------------------------------------------------------------------------
BANKS - 10.74%
  Abbey National PLC                                            190,129        1,807,310
  HBOS PLC                                                      301,459        3,904,420
  HSBC Holdings PLC                                             100,810        1,584,484
  Standard Chartered PLC                                         95,138        1,571,123
                                                                             -----------
                                                                               8,867,337
                                                                             -----------

BEVERAGES, FOOD & TOBACCO - 0.96%
  Imperial Tobacco
    Group PLC                                                    40,493          797,375
                                                                             -----------


----------------------------------------------------------------------------------------
                                                                          VALUE (NOTE 1)
COMMON STOCKS                                                    SHARES              US$
----------------------------------------------------------------------------------------
CHEMICALS - 1.87%
  BOC Group PLC                                                 101,107      $ 1,544,808
                                                                             -----------

ENTERTAINMENT - 1.12%
  Carnival PLC                                                   22,865          921,375
                                                                             -----------

MINERALS - 1.80%
  Xstrata PLC                                                   131,822        1,486,682
                                                                             -----------

PHARMACEUTICALS - 1.46%
  GlaxoSmithKline PLC                                            52,469        1,202,271
                                                                             -----------

TELEVISION - 1.47%
  Granada PLC                                                   556,336        1,215,029
                                                                             -----------

WIRELESS TELECOMMUNICATIONS
  SERVICES - 7.53%
  mmO2 PLC*                                                   1,405,643        1,937,561
  Vodafone Group PLC                                          1,726,970        4,281,780
                                                                             -----------
                                                                               6,219,341
                                                                             -----------
TOTAL UNITED KINGDOM                                                          22,254,218
                                                                             -----------

TOTAL COMMON STOCK
  (cost $61,759,653)                                                          74,430,964
                                                                             -----------

----------------------------------------------------------------------------------------
EQUITY PERFORMANCE
LINKED NOTE - 1.46%
----------------------------------------------------------------------------------------
  UBS Japan Mid-Cap
    Index*
    0.00%, 03/08/06                                      JPY 95,300,000        1,202,893
                                                                             -----------
TOTAL EQUITY PERFORMANCE LINKED NOTE
  (cost $933,525)                                                              1,202,893
                                                                             -----------

TOTAL INVESTMENTS - 91.61%
  (cost $62,693,178)                                                          75,633,857
                                                                             -----------

Other Assets in excess
    of Liabilities - 8.39%                                                     6,929,419
                                                                             -----------

Total Net Assets 100.00%                                                     $82,563,276
                                                                             ===========

  *   Non-income producing security.

JPY - Japanese Yen

                     See notes to the financial statements.

                                TT EAFE PORTFOLIO
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2003

                                                                          US$
                                                                     -----------
ASSETS:
Investments, at value* ...........................................   $75,633,857
Foreign currency** ...............................................     2,371,182
Receivable for investments sold ..................................     4,728,106
Dividends and interest receivable ................................       152,387
Recoverable foreign taxes ........................................       178,688
Other assets .....................................................        14,490
                                                                     -----------
  Total assets ...................................................    83,078,710
                                                                     ===========

LIABILITIES:
Payable for investments purchased ................................       279,105
Payable for open forward foreign currency exchange contracts .....        56,679
Payable for investment advisory fees .............................        33,961
Payable for administration fees ..................................         8,529
Payable to bank ..................................................           871
Accrued expenses and other liabilities ...........................       136,289
                                                                     -----------
  Total liabilities ..............................................       515,434
                                                                     -----------
NET ASSETS........................................................   $82,563,276
                                                                     ===========
* Cost of Investments.............................................   $62,693,178
                                                                     ===========
** Cost of Foreign Currency.......................................   $ 2,336,850
                                                                     ===========


                     See notes to the financial statements.

                                TT EAFE PORTFOLIO
                             STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2003

                                                                         US$
                                                                    -----------
INVESTMENT INCOME:
Dividend income*..................................................  $ 1,719,351
Interest income ..................................................       20,045
                                                                    -----------
  Total income ...................................................    1,739,396
                                                                    -----------
EXPENSES:
Investment advisory fee ..........................................      365,073
Custody fees .....................................................      197,412
Audit fees .......................................................       90,265
Administration fees ..............................................       64,496
Legal services ...................................................       24,099
Trustees' fees and expenses ......................................       23,587
Other fees .......................................................       24,888
                                                                    -----------
  Total expenses .................................................      789,820
                                                                    -----------
NET INVESTMENT INCOME ............................................      949,576
                                                                    -----------

REALIZED/UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on:
  Investment security transactions ...............................    4,033,324
  Foreign currency transactions and forward foreign currency
     exchange contracts ..........................................        7,931
                                                                    -----------

Net change in unrealized appreciation/(depreciation) on:
  Investment securities ..........................................   17,436,816
  Foreign currency transactions and forward foreign currency
     exchange contracts ..........................................      (90,247)
                                                                    -----------
NET GAIN ON INVESTMENTS ..........................................   21,387,824
                                                                    -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..............  $22,337,400
                                                                    ===========
* Net of foreign taxes withheld...................................  $   232,519
                                                                    ===========


                     See notes to the financial statements.

                                TT EAFE PORTFOLIO
                       STATEMENTS OF CHANGES IN NET ASSETS
                                                                                       TT EAFE
                                                                                      PORTFOLIO
                                                                            -----------------------------
                                                                                     Year            Year
                                                                                    Ended           Ended
                                                                             December 31,    December 31,
                                                                                     2003            2002
                                                                                      US$             US$
                                                                            -------------   -------------
OPERATIONS:
Net investment income ....................................................  $     949,576   $   1,617,014
Net realized gain (loss) .................................................      4,041,255     (16,193,659)
Net change in unrealized appreciation/depreciation .......................     17,346,569      (6,658,951)
                                                                            -------------   -------------
  Net increase (decrease) in net assets resulting from operations ........     22,337,400     (21,235,596)
                                                                            -------------   -------------
CAPITAL TRANSACTIONS
  Contributions ..........................................................      5,813,185     168,468,799
  Withdrawals ............................................................    (44,341,929)   (172,438,004)
                                                                            -------------   -------------
  Net decrease in net assets from capital transactions ...................    (38,528,744)     (3,969,205)
                                                                            -------------   -------------
Total decrease in net assets .............................................    (16,191,344)    (25,204,801)
                                                                            -------------   -------------
NET ASSETS:

Beginning of period ......................................................     98,754,620     123,959,421
                                                                            -------------   -------------
End of period ............................................................  $  82,563,276   $  98,754,620
                                                                            =============   =============

                     See notes to the financial statements.

                                TT EAFE PORTFOLIO

                        NOTES TO THE FINANCIAL STATEMENTS

A. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

TT EAFE Portfolio (the "Portfolio") is a series of TT International U.S.A. Master Trust (the "Portfolio Trust"). The Portfolio Trust is registered under the Investment Company Act of 1940, as an open-end management investment company. The Portfolio Trust was organized as a business trust under the laws of the Commonwealth of Massachusetts, pursuant to a Declaration of Trust dated as of May 26, 2000. TT Active International Mutual Fund held 50.1% and the LKCM International Fund held 49.9% of the Portfolio, respectively, as of December 31, 2003.

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

    1. SECURITY VALUATION

    The equity securities of the Portfolio are valued at the last reported sales price on the primary securities exchange or national securities market on which such securities are traded. Securities not listed on an exchange or national securities market, or securities in which there was no last reported sales price, are valued at the most recent bid prices. Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in those securities or by an independent pricing source. U.S. Government obligations are valued at the last reported bid price. Debt securities maturing in 60 days or less are valued at amortized cost, which approximates market value. Any securities, restricted securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith in accordance with policies approved by the Portfolio's Board of Trustees. The Portfolio employs a valuation policy that monitors for significant events in foreign markets using various benchmarks and techniques in order to apply fair valuation procedures approved by the Board of Trustees.

    2. SECURITY TRANSACTIONS AND INCOME RECOGNITION

    Security transactions are accounted for on the trade date. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Realized gains or losses are reported on the basis of identified cost of securities delivered. Premium and discount on securities purchased are amortized as a component of interest income using a constant yield to maturity method.

    3. EXPENSES

    Expenses that are directly related to the Portfolio are charged to the Portfolio. Other operating expenses of the Trust are prorated to the Portfolio on the basis of relative daily net assets.

    4. FEDERAL INCOME TAXES

    The Portfolio intends to qualify as a partnership for U.S. Federal income tax purposes. The Portfolio therefore believes that it will not be subject to any U.S. Federal income tax on its income and net realized capital gains (if any). However, each investor in the Portfolio will be subject to U.S. Federal income taxation on its allocable share of the Portfolio's income and capital gains for the purposes of determining its Federal income tax liability. The determination of such share will be made in accordance with the applicable sections of the U.S. Internal Revenue Code of 1986 (the "Code").

    It is intended that the Portfolio's assets, income and allocations will be managed in such a way that a regulated investment company investing in the Portfolio will be able to satisfy the requirements of Subchapter M of the Code, assuming that the investment company invested all of its assets in the corresponding Portfolio.

    5. FOREIGN SECURITIES

    Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include devaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and securities of the U.S. government.

    Since foreign securities often trade in currencies other than U.S. dollars, changes in currency exchange rates will affect the Portfolio's net assets, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the U.S. dollar exchange rate relative to these other currencies will adversely affect the value of the Portfolio. In addition, some foreign currency values may be volatile and there is the possibility of government controls on currency exchanges or government intervention in currency markets. Controls or intervention could limit or prevent the Portfolio from realizing value in U.S. dollars from its investment in foreign securities.

    6. FOREIGN CURRENCY TRANSLATION

    For financial reporting purposes, the Portfolio does not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities. However, for financial reporting and federal income tax purposes the Portfolio does isolate and treat as ordinary income the effect of changes in foreign exchange rates on currency, currency contracts and payables and receivables arising from trade date and settlement date differences.

    7. FORWARD FOREIGN CURRENCY CONTRACTS

    The Portfolio may enter into forward foreign currency contracts as hedges against either specific transactions, fund positions, or anticipated fund positions. All commitments are "marked-to-market" daily at the applicable foreign exchange rate and, any resulting unrealized gains or losses are recorded. The Portfolio realizes gains and losses at the time forward contracts are extinguished. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the year are recognized as ordinary income or loss for Federal income tax purposes.

    At December 31, 2003, the Portfolio had the following open forward foreign currency outstanding:

    SETTLEMENT              DELIVER/                     RECEIVE/    NET UNREALIZED
    DATE           UNITS OF CURRENCY              IN EXCHANGE FOR      DEPRECIATION
-----------------------------------------------------------------------------------
    01/09/04   Swiss Franc 3,782,520  Australian Dollar 3,990,000         $(56,679)
                                                                          ---------

    8. FUTURES CONTRACTS

    The Portfolio may purchase long futures contracts to gain exposure to market changes, as this may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date and is exchange traded. Upon entering into a futures contract, the Portfolio is required to pledge to the broker an amount of cash, U.S. Government securities or other high-quality debt securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Pursuant to regulations and/or published positions of the Securities and Exchange Commission, the Portfolio is required to segregate cash or liquid securities in connection with all futures transactions in an amount generally equal to the entire futures contract amount. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contracts may not correlate with changes in the value of the underlying securities.

    As of and for the year ended December 31, 2003, there were no open long futures contracts outstanding.

    9. OPTIONS CONTRACTS

    A purchased option contract gives the buyer the right, but not the obligation, to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Portfolio to provide the return of an index without purchasing all of the securities underlying the index or as a substitute for purchasing or selling specific securities.

    Purchases of put and call options are recorded as investments, the values of which are marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss equal to the premium paid. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

    The premium received for a written option is recorded as a liability. The liability is marked-to-market daily based on the option's quoted market price. When an option expires or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received will reduce the cost of the underlying security purchased.

    The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Portfolio may forego the opportunity for profit if the market value of the underlying security increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, the Portfolio could be exposed to risks if the counterparties to the transactions are unable to meet the terms of the contracts.

    As of December 31, 2003, and for the year ending December 31, 2003, there were no open options contracts outstanding.

    10. EQUITY-LINKED NOTES

    The Portfolio has invested in equity-linked notes, under which the payment of principal at maturity is indexed to the market values of a specified basket of equity securities. The notes are obligations of, and purchased from, a dealer who has agreed to make a secondary market in them at a price based on the daily closing values of the specified basket. In addition to the market risk of the underlying holding, the Portfolio bears additional counterparty risk to the issuing dealer. Under the terms of the notes, the Portfolio's maximum loss is limited to its initial investment.

B. INVESTMENT ADVISORY AGREEMENT

Pursuant to a Management Agreement with the Portfolio Trust, TT International Investment Management ("TTI") provides investment guidance and policy direction in connection with the management of the Portfolio's assets. For its services under the Management Agreement with respect to the Portfolio, TTI is entitled to receive fees, which are computed daily and paid monthly, at an annual rate equal to 0.50% of the Portfolio's average net assets.

C. SECURITY TRANSACTIONS

Purchases and sales of investments for the Portfolio, exclusive of short-term securities, for the year ended December 31, 2003, were as follows:

     COST OF PURCHASES                                       PROCEEDS FROM SALES
     US$                                                                     US$
--------------------------------------------------------------------------------
     128,600,386                                                     163,613,419

At December 31, 2003, the Portfolio's aggregate unrealized appreciation and depreciation on Investments based on cost for U.S. Federal income tax purposes were as follows:

                             UNREALIZED           UNREALIZED      NET UNREALIZED
     TAX COST              APPRECIATION         DEPRECIATION        APPRECIATION
     US$                            US$                  US$                 US$
--------------------------------------------------------------------------------
     62,783,078              13,237,080            (386,301)          12,850,779

D. FINANCIAL HIGHLIGHTS

The ratios of expenses and net investment income to average net assets and portfolio turnover rates (excluding short-term securities) for the Portfolio are as follows:

                                                                                FOR THE
                                       YEAR          YEAR           YEAR         PERIOD
                                      ENDED         ENDED          ENDED          ENDED
                               DECEMBER 31,  DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                       2003          2002           2001          2000*
---------------------------------------------------------------------------------------
Ratio of expenses                     1.08%         0.85%          0.85%         0.92%+
Ratio of net investment income        1.30%         1.38%          0.51%         0.39%+
Portfolio Turnover                     184%          231%           255%           37%
Total Return                         34.79%      (18.51)%       (28.80)%       (4.54)%^

    * For the period October 2, 2000 (commencement of operations) through December 31, 2000.
    +  Annualized.
    ^  Not Annualized.

                         REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees of TT International U.S.A. Master Trust and the Shareholders of TT EAFE Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TT EAFE Portfolio (one of the portfolios constituting TT International U.S.A. Master Trust, hereafter referred to as the "Fund") at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.



PricewaterhouseCoopers LLP
Boston, Massachusetts
February 23, 2004

MANAGEMENT OF THE FUND AND THE PORTFOLIO (UNAUDITED)
----------------------------------------------------

The following chart lists Trustees and Officers as of February 13, 2004.

The management and affairs of the Fund are supervised by the Trustees of the Feeder Trust under the laws of the Commonwealth of Massachusetts. The management and affairs of the Portfolio are supervised by the Trustees of the Portfolio Trust under the laws of the Commonwealth of Massachusetts.

The Trustees and officers of the Feeder Trust and the Portfolio Trust, their ages, their principal occupations during the past five years (their titles may have varied during that period) and other directorships they hold, and the number of investment companies managed by TT International that they oversee are set forth below. Unless otherwise indicated below, the address of each Trustee and officer is One Freedom Valley Drive, Oaks, PA 19456. Each Trustee and officer holds office for the lifetime of the Trusts unless that individual resigns, retires or is otherwise removed or replaced. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-888-465-5722.

TRUSTEES OF THE FEEDER TRUST AND THE PORTFOLIO TRUST
-------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES1

                                                                NUMBER OF
                                                TERM OF         PORTFOLIOS
                                                OFFICE AND      IN FUND                 PRINCIPAL OCCUPATION(S)
                                POSITION(S)     LENGTH          COMPLEX                 DURING PAST 5 YEARS;
NAME                            HELD WITH       OF TIME         OVERSEEN                OTHER DIRECTORSHIPS
& AGE                           THE TRUSTS      SERVED          BY TRUSTEE              HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------
John A. Benning                 Trustee of      Since           TT International        Retired (since
Age: 69                         the Feeder      August 2000     U.S.A. Master           December 1999);
                                Trust and                       & Feeder                Senior Vice
                                the Portfolio                   Trusts:                 President and
                                Trust                           4 Portfolios            General Counsel and
                                                                                        Secretary, Liberty
                                                                                        Financial Companies,
                                                                                        Inc. (financial
                                                                                        services)
                                                                                        (1985-1999).
                                                                                        Trustee, Liberty
                                                                                        All-Star Equity Fund
                                                                                        (one mutual fund)
                                                                                        and Director,
                                                                                        Liberty All-Star
                                                                                        Growth Fund, Inc.
                                                                                        (one mutual fund)
                                                                                        (since October
                                                                                        2002); General
                                                                                        Partner, Mad River
                                                                                        Green Partners (real
                                                                                        estate) (since
                                                                                        1972).
-------------------------------------------------------------------------------------------------------------------
Peter O. Brown                  Trustee of      Since           TT International        Counsel, Harter,
Age: 63                         the Feeder      August 2000     U.S.A. Master           Secrest & Emery LLP
                                Trust and                       & Feeder                (law firm) since
                                the Portfolio                   Trusts:                 2001); Partner,
                                Trust                           4 Portfolios            Harter, Secrest &
                                                                                        Emery LLP (from
                                                                                        1998-2000).
                                                                                        Trustee, CGM Trust
                                                                                        (three mutual funds)
                                                                                        and CGM Capital
                                                                                        Development Fund
                                                                                        (one mutual fund)
                                                                                        (since June 1993).
-------------------------------------------------------------------------------------------------------------------

1 Non-Interested Trustees are those Trustees who are not "interested persons" of the Feeder Trust or the Portfolio Trust as defined in the 1940 Act.


                                       62

MANAGEMENT OF THE FUND AND THE PORTFOLIO (UNAUDITED) (CONTINUED)
----------------------------------------------------------------

TRUSTEES OF THE FEEDER TRUST AND THE PORTFOLIO TRUST
-------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES1  (CONTINUED)
                                                                NUMBER OF
                                                TERM OF         PORTFOLIOS
                                                OFFICE AND      IN FUND PRINCIPAL       OCCUPATION(S)
                                POSITION(S)     LENGTH          COMPLEX                 DURING PAST 5 YEARS;
NAME                            HELD WITH       OF TIME         OVERSEEN                OTHER DIRECTORSHIPS
& AGE                           THE TRUSTS      SERVED          BY TRUSTEE              HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------
Robert W. Uek                   Trustee of      Since           TT International        Self-Employed
Age: 62                         the Feeder      August 2000     U.S.A. Master           Consultant (since
                                Trust and                       & Feeder                1999); Partner,
                                the Portfolio                   Trusts:                 PricewaterhouseCoopers
                                Trust                           4 Portfolios            LLP (accounting
                                                                                        firm) (1998 to June
                                                                                        1999). Trustee,
                                                                                        Hillview Investment
                                                                                        Trust II (three
                                                                                        mutual funds) (since
                                                                                        September 2000).
-------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES2

                                                                NUMBER OF
                                                TERM OF         PORTFOLIOS
                                                OFFICE AND      IN FUND PRINCIPAL       OCCUPATION(S)
                                POSITION(S)     LENGTH          COMPLEX                 DURING PAST 5 YEARS;
NAME                            HELD WITH       OF TIME         OVERSEEN                OTHER DIRECTORSHIPS
& AGE                           THE TRUSTS      SERVED          BY TRUSTEE              HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------
Jacqui Brownfield3              Trustee of      Since           TT International        Vice President and
Age: 43                         the Portfolio   June 2003       U.S.A. Master           Operations Manager,
                                Trust                           Trusts:                 Luther King Capital
                                                                2 Portfolios            Managment (since
                                                                                        1987).
-------------------------------------------------------------------------------------------------------------------

2 Interested Trustees are those Trustees who are "interested persons" of the Feeder Trust or the Portfolio Trust as defined in the 1940 Act.

3 Ms. Brownfield is deemed to be an interested Trustee of the Portfolio Trust because of her (i) affiliation with LKCM International Fund, the investment company, which invests all of its investable assets in a series of the Portfolio Trust and (ii) Luther King Capital Management, the investment adviser to the LKCM International Fund.

MANAGEMENT OF THE FUND AND THE PORTFOLIO (UNAUDITED) (CONTINUED)
----------------------------------------------------------------

OFFICERS OF THE FEEDER TRUST AND THE PORTFOLIO TRUST
-------------------------------------------------------------------------------------------------------------------
                                                TERM OF
                                                OFFICE AND
                                POSITION(S)     LENGTH          PRINCIPAL OCCUPATION(S)
NAME                            HELD WITH       OF TIME         DURING PAST 5 YEARS;
& AGE                           THE TRUSTS      SERVED          OTHER DIRECTORSHIPS HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------
David J.S. Burnett              President       Since           Managing Partner, TT International
Age: 46                                         August 2000     (since September 1998); Director,
                                                                Brunswick UBS Warburg Ltd. (investment
                                                                banking) (May 1998 to August 1998);
                                                                Director, Dalgland Nominees (PM) Ltd.
                                                                (nominee company) (November 1995 to
                                                                August 1998); Chairman, Fenway Services
                                                                Limited (securities trader) (November
                                                                1997 to August 1998); Director, Warburg
                                                                Dillon Read Securities (South Africa)
                                                                (stock broker) (October 1995 to August
                                                                1998). Director, TJA Inc. (investment
                                                                company) (since November 2002);
                                                                Chairman, TT International Bermuda Ltd.
                                                                (since November 2001); Director, TT
                                                                International Funds PLC (investment
                                                                management) (since August 2001);
                                                                Director, TT International Advisors Inc.
                                                                (investment marketing) (since March
                                                                2001); Director, TT Europe Alpha Fund
                                                                Ltd. (investment management) (since July
                                                                2000); Director, TT Europe Beta Fund
                                                                Ltd. (investment management) (since June
                                                                2000); Director, TT Crosby Limited
                                                                (investment holding company) (since
                                                                January 1999).
------------------------------------------------------------------------------------------------------------
S. Austin Allison               Secretary       Since           Partner, Head of Compliance & Legal, TT
Age: 56                                         August 2000     International (since January 2001); Head
                                                                of Compliance and Legal, TT
                                                                International (June 2000 to December
                                                                2000); Director, TT Investment Advisors
                                                                Inc. (since March 2001); Director, TT
                                                                International Funds PLC (since August
                                                                2001); Director, TT International
                                                                (Bermuda) Limited (since November 2001);
                                                                Director, TJA Inc. (investment company)
                                                                (since November 2002); Director, Legal &
                                                                Compliance, Westdeutsche Landesbank
                                                                Group (banking, financial services)
                                                                (January 1997 to June 2000).
------------------------------------------------------------------------------------------------------------
Graham Barr                     Treasurer       Since           Financial Controller, TT International
Age: 38                                         August 2000     (since June 1998); Company Secretary, TT
                                                                Crosby Ltd. (investment holding company)
                                                                (from November 1999 to November 2002);
                                                                Head of Investment Accounting, AIB
                                                                Govett Asset Management (fund
                                                                management) (August 1993 to June 1998).
------------------------------------------------------------------------------------------------------------
John C. Munch                   Assistant       Since           Assistant Secretary of SEI Investments
Age: 32                         Secretary       2003            Global Funds Services and Vice President
                                                                and Secretary of SEI Investments
                                                                Distribution Co. since November 2001.
                                                                Associate at Howard Rice Nemovroski
                                                                Canady Falk & Rabkin (law firm)
                                                                (1998-2001). Associate at Seward &
                                                                Kissel (law firm) (1996-1998).
------------------------------------------------------------------------------------------------------------
Lee T. Wilcox                   Assistant       Since           Director of Fund Accounting, SEI
Age: 41                         Treasurer       2003            Investments Global Funds Services (2002-
                                                                present). Senior Operations Manager of
                                                                Deutsche Bank Global Fund Services (2000
                                                                - 2002). PricewaterhouseCoopers LLP
                                                                (1995 - 2000).

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                                       65

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                                       66

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                                       67

                                   LKCM FUNDS
                                  P.O. BOX 701
                            MILWAUKEE, WI 53201-0701
--------------------------------------------------------------------------------
OFFICERS AND TRUSTEES
   J. Luther King, Jr., CFA            Jacqui Brownfield
   Chairman of the Board,              Vice President,
   President                           Secretary & Treasurer

   Paul W. Greenwell                   Joseph C. Neuberger
   Vice President                      Assistant Treasurer

   Steven R. Purvis, CFA               Jeffrey T. Rauman
   Vice President                      Assistant Secretary

   H. Kirk Downey                      James Tiegs
   Trustee                             Assistant Secretary

   Earle A. Shields, Jr.
   Trustee
--------------------------------------------------------------------------------
INVESTMENT ADVISER
   Luther King Capital Management Corporation
   301 Commerce Street, Suite 1600
   Fort Worth, TX 76102
--------------------------------------------------------------------------------
ADMINISTRATOR, TRANSFER AGENT, DIVIDEND
PAYING AGENT & SHAREHOLDER SERVICING AGENT
   U.S. Bancorp Fund Services, LLC
   P.O. Box 701
   Milwaukee, WI 53201-0701
--------------------------------------------------------------------------------
CUSTODIAN FOR ALL FUNDS EXCEPT LKCM INTERNATIONAL FUND
   U.S. Bank, N.A.
   425 Walnut Street
   Cincinnati, OH 45202
--------------------------------------------------------------------------------
CUSTODIAN FOR LKCM INTERNATIONAL FUND
   The Northern Trust Company
   50 South LaSalle Street
   Chicago, IL 60675
--------------------------------------------------------------------------------
FUND ACCOUNTANT & SUB-ADMINISTRATOR FOR LKCM INTERNATIONAL FUND
   SEI Investments Company
   1 Freedom Valley Drive
   Oaks, PA 19456
--------------------------------------------------------------------------------
INDEPENDENT AUDITORS
   PricewaterhouseCoopers LLP
   100 East Wisconsin Avenue
   Milwaukee, WI 53202
--------------------------------------------------------------------------------
DISTRIBUTOR
   Quasar Distributors, LLC
   615 E. Michigan Street
   Milwaukee, WI 53202
--------------------------------------------------------------------------------
This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period.

A copy of the registrant's Code of Ethics is filed herewith.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's board of trustees has determined that it does not have an audit committee financial expert serving on its audit committee. However, the board believes that the members of the audit committee have sufficient experience and expertise to carry out their duties and responsibilities, and to assess the issues which can be reasonably expected to be raised by the registrant's financial statements.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.


----------------------------- ----------------------- ----------------------- -----------------------
                              FYE  12/31/2003         FYE  12/31/2002         # of Hours spent in
                                                                              FYE 2003
----------------------------- ----------------------- ----------------------- -----------------------

Audit Fees                    $66,000                 $57,000                 N/A
Audit-Related Fees            $0                      $0                      N/A
Tax Fees                      $17,000                 $17,000                 N/A
All Other Fees                $0                      $0                      N/A
----------------------------- ----------------------- ----------------------- -----------------------


The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant. All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.--not sub-adviser) for the last two years. The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.


------------------------------------------- ------------------------ -----------------------
Non-Audit Related Fees                      FYE  12/31/2003          FYE  12/31/2002
------------------------------------------- ------------------------ -----------------------

Registrant                                  $0                       $0
Registrant's Investment Adviser             $73,000                  $75,000
------------------------------------------- ------------------------ -----------------------


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end investment companies.

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASES.

Not applicable to open-end investment companies.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Applicable for periods ending after January 1, 2004.

ITEM 10. CONTROLS AND PROCEDURES.

(a) The Registrant's President/Chief Executive Officer and Treasurer/Chief Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) are effective as of a date within 90 days of the filing date of the report that includes the disclosure required by is paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

 ITEM 11. EXHIBITS.

(a)(1) Any code of ethics or amendment thereto.  Filed herewith.

   (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

         (Registrant)  LKCM Funds

         By (Signature and Title)  /s/ J. Luther King, Jr. , President
                                  --------------------------------------------
                                  J. Luther King, Jr., President

         Date  March 5, 2004


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

         By (Signature and Title)* /s/ J. Luther King, Jr., President
                                   ------------------------------------
                                   J. Luther King, Jr., President

         Date March 5, 2004
              ---------------------------------------------------------

         By (Signature and Title)*  /s/ Jacqui Brownfield, Treasurer
                                    -----------------------------------
                                    Jacqui Brownfield, Treasurer

         Date March 5, 2004
             ----------------------------------------------------------

* Print the name and title of each signing officer under his or her signature.